The AAL Mutual Funds
                             222 West College Avenue
                             Appleton, WI 54919-0007
                     Telephone (920) 734-7633, 800-553-6319
                                TDD 800-684-3416


                       STATEMENT OF ADDITIONAL INFORMATION
                              Class A and B Shares
                               Dated July 1, 2000
                            As Amended July 3, 2000




Equity and Balanced Funds
The AAL Technology Stock Fund
The AAL Aggressive Growth Fund
The AAL Small Cap Stock Fund
The AAL Mid Cap Stock Fund
The AAL International Fund
The AAL Capital Growth Fund
The AAL Equity Income Fund
The AAL Balanced Fund


Fixed-Income Funds
The AAL High Yield Bond Fund
The AAL Municipal Bond Fund
The AAL Bond Fund
The AAL Money Market Fund


Index Funds
The AAL Large Company Index Fund II
The AAL Mid Cap Index Fund II
The AAL Small Cap Index Fund II







This Statement of Additional Information is not a prospectus. It provides additional information on the securities offered in the prospectus. You should read this Statement of Additional Information in conjunction with The AAL Mutual Funds' prospectuses, Class A and B shares: Equity Prospects, Fixed Income Prospectus, and Index Fund Prospectus dated July 1, 2000, and any supplements thereto. You may obtain a prospectus at no charge by writing or telephoning your AAL Capital Management Corporation ("AAL CMC") Registered Representative or The AAL Mutual Funds ("Funds" or "Trust") at the above address and telephone number. The financial statements of each Fund and the independent accountant's report thereof, are incorporated by reference into this Statement of Additional Information from the Fund's Annual Report to Shareholders (see "Financial Statements").





TABLE OF CONTENTS                                                           PAGE
FUNDS HISTORY
INVESTMENT STRATEGIES AND RISKS
MANAGEMENT OF THE FUNDS
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
INVESTMENT ADVISORY AND OTHER SERVICES
BROKERAGE ALLOCATION AND OTHER PRACTICES
CAPITAL STOCK AND OTHER SECURITIES
PURCHASE, REDEMPTION, AND PRICING OF SHARES
TAXATION OF THE FUNDS
UNDERWRITERS
CALCULATION OF PERFORMANCE DATA
FINANCIAL STATEMENTS





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FUNDS HISTORY


The AAL Mutual Funds (the "Trust" or "Funds") was organized as a Massachusetts Business Trust on March 31, 1987, and is registered as an open-end diversified management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust commenced operations on July 16, 1987, and currently consists of twenty series (each a "Fund" and collectively, the "Funds"): The AAL Technology Stock, Aggressive Growth, Small Cap, Mid Cap, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond, Money Market, Large Company Index, Large Company Index II, Mid Cap Index, Mid Cap Index II, Small Cap Index II, Bond Index and U.S. Government Zero Coupon Target Funds Series 2001 and 2006 Funds.


On January 8, 1997, the Trust redesignated its existing shares as Class A shares and began offering Class B shares of The AAL Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond, and Money Market Funds. On July 1, 2000, the Trust began offering shares of five new series, each with Class A and Class B Shares; The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Large Company Index Fund II, The AAL Mid Cap Index Fund II and The AAL Small Cap Index Fund
II. Class A shares are subject to a maximum 4.00% sales charge of the offering price and a 0.25% annual 12b-1 and service fee. Class B shares are offered at net asset value and a 1.00% annual 12b-1 and service fee. In addition, Class B shares have a contingent deferred sales charge of 5.00% declining 1.00% each year upon redemption during the first five years.

On December 29, 1997, the Trust began issuing a third class of Fund shares (institutional) of The AAL Small Cap, Mid Cap, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond, and Money Market Funds. On December 31, 1999, the Trust began offering Institutional shares of three additional series; The AAL Large Company Index Fund, The AAL Mid Cap Index Fund, and The AAL Bond Index Fund. On July 1, 2000, the Trust began offering Institutional shares of two more series; The AAL Technology Stock Fund and The AAL Aggressive Growth Fund. The Institutional shares are offered at net asset value and have no annual 12b-1 fees or charges.

Each class of shares has identical rights and privileges except with respect to voting matters affecting a single class of shares and the exchange privilege of each class of shares.

ORGANIZATION AND DESCRIPTION OF SHARES
The AAL Mutual Funds or "Trust" is a diversified open-end management investment company registered under the Investment Company Act of 1940. Each of the Funds is a separate series of a Massachusetts Business Trust organized under a Declaration of Trust dated March 13, 1987. The Declaration of Trust provides that each shareholder shall be deemed to have agreed to be bound by its terms. The Declaration of Trust may be amended by a vote of shareholders or the Board of Trustees. The Trust may issue an unlimited number of shares in one or more series as the Board of Trustees may authorize. Currently, the Board has authorized twenty series. The Equity and Balanced, Fixed-Income, and Index Prospectuses describe Class A and Class B shares for fifteen series of the Trust. Institutional shares are described in a separate prospectus.

Each Fund's classes of shares represent interests in the assets of the Fund and have identical dividend, liquidation and other rights. The separate share classes have the same terms and conditions, except each Class A and Class B share bears its separate distribution and shareholder servicing expenses. At the Trustees' discretion, each class may pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if each class incurs the expenses in different amounts, or if a class receives services of a different kind or to a different degree than the other class. The Funds allocate all other expenses to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Class A and B shares (and Institutional shares) have identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders relating solely to the class. In addition, Class A and Class B shares (and Institutional shares) have separate voting rights on any matter submitted to shareholders where the interests of one class differ from the interests of the other class. Class A and Class B shares have exclusive voting rights on matters involving the 12b-1 Distribution Plan as applied to that class. Matters submitted to shareholder vote must be approved by each Fund separately except:

(1)  when required otherwise by the 1940 Act; or
(2) when the Trustees determine that the matter does not affect all Funds: then, only the shareholders of the affected Funds may vote.

Shares are freely transferable, entitled to dividends declared by the Trustees, and receive the assets of their respective Fund in the event of liquidation. The Trust generally holds annual shareholder meetings only when required by law or at the written request of shareholders owning at least 10% of the Trust's outstanding shares. Shareholders may remove Trustees from office by votes cast in person or by proxy at a shareholders meeting.


At the request of shareholders holding 10% or more of the outstanding shares of the Fund, the Fund will hold a special meeting for the purpose of considering the removal of a trustee(s) from office, and the Fund will cooperate with and assist shareholders of record who notify the Fund that they wish to communicate with other shareholders for the purpose of obtaining signatures to request such a meeting, all pursuant to and in accordance with Section 16(c) of the 1940 Act, as amended.


Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder, Trustee and/or officer liability for acts on behalf of the Trust or for Trust obligations that are binding only on the assets and property of the Trust. The Funds include this disclaimer in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is remote because it is limited to circumstances where the Trust itself is unable to meets its obligations.


INVESTMENT STRATEGIES AND RISKS

Each of the Funds is an open-end management investment company. The following information supplements our discussion of the Funds' investment objectives, policies and strategies described in the prospectus. In pursuing the Funds' objectives, we invest as described below and employ the investment techniques described in the prospectus and elsewhere in this Statement of Additional Information.

INVESTMENT OBJECTIVES
Except for The AAL Balanced and High Yield Bond Funds, each Fund's investment objective is a fundamental policy. As such, only a vote of a "majority of outstanding voting securities" can change a Fund's investment objective. A majority means the approval of the lesser of: (1) 67% or more of the voting securities at a meeting if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund.

INVESTMENT RESTRICTIONS
In addition to those policies noted in the prospectus, each Fund must follow certain investment restrictions. We operate under the following investment restrictions. For any Fund, we may not:

(1) invest more than 5% of its net assets (or 5% of The AAL Small Cap Stock, International, Balanced or High Yield Bond Funds' total assets), taken at the value at the time of each investment, in the securities (including repurchase agreements) of any one issuer (for this purpose, the issuer(s) of a debt security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), except that up to 25% of a Fund's net assets (or 25% of The AAL Small Cap Stock, International, Balanced or High Yield Bond Funds' total assets) may be invested without regard to this limitation and provided that such restrictions shall not apply to obligations issued or guaranteed by the U.S. government or any agency or instrumentality thereof;
(2) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but we may make margin deposits in connection with transactions in options, futures and options on futures for a Fund;
(3) make short sales of securities or maintain a short position, or write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof, except for the described transactions in options, futures, options on futures and short sales against the box;
(4) make loans to other persons, except that we reserve freedom of action, consistent with a Fund's other investment policies and restrictions and as described in the prospectus and this Statement of Additional Information, to: (a) invest in debt obligations, including those that are either publicly offered or of a type customarily purchased by institutional investors, even though the purchase of such debt obligations may be deemed the making of loans; (b) enter into repurchase agreements; and (c) lend portfolio securities, provided we may not loan securities for a Fund if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);
(5) issue senior securities or borrow, except that we may borrow for a Fund in amounts not in excess of 10% of its net assets, taken at current value, and then only from banks as a temporary measure for extraordinary or emergency purposes (we will not borrow money for the Funds to increase income, but only to meet redemption requests that otherwise might require untimely dispositions of portfolio securities; interest paid on any such borrowing will reduce a Fund's net income);
(6) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by a Fund except as may be necessary in connection with and subject to the limits in restriction (5);
(7) underwrite any issue of securities, except to the extent that we purchase securities directly from an issuer thereof, in accord with a Fund's investment objectives and policies which may be deemed to be underwriting or to the extent that in connection with the disposition of portfolio securities we may be deemed an underwriter for the Fund under federal securities laws;
(8) purchase or sell real estate, or real estate limited partnership interests provided that we may invest in securities for a Fund secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

(9) purchase or sell commodities or commodity contracts, except that we may purchase or sell futures and options thereon for hedging purposes and to enhance returns for a Fund as described in this Statement of Additional Information;
(10) invest 25% or more of a Fund's net assets (or 25% or more of The AAL Technology Stock, Aggressive Growth, Small Cap Stock, International, Balanced or High Yield Bond Funds' total assets), taken at current value at the time of each investment, in securities of non-governmental issuers whose principal business activities are in the same industry, except the U.S. government or any agency or instrumentality thereof;

(11) invest in oil, gas or mineral related programs or leases except as may be included in the definition of public utilities, although we may invest in securities of enterprises engaged in oil, gas or mineral exploration for a Fund;

(12) invest in repurchase agreements maturing in more than seven days or in other securities that are illiquid due to legal or contractual restrictions on resale if, as a result thereof, more than 10% of a Fund's net assets (15% for The AAL Aggressive Growth Fund), taken at current value at the time of such investment, would be invested in such securities;

(13) except for The AAL Technology Stock, Aggressive Growth and High Yield Bond Fund, invest in any security if, as a result, a Fund would have more than 5% of its net assets invested in securities of companies which, together with any predecessors, have been in continuous operation for less than three years;

(14) purchase securities of other investment companies, if the purchase would cause more than 10% of the value of a Fund's net assets (or 10% of the value of The AAL Technology Stock, Aggressive Growth, Small Cap Stock, International, Balanced or High Yield Bond Funds' total assets), to be invested in investment company securities provided that: (a) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by a Fund or more than 5% of the value of a Fund's net assets (or 5% of the value of The AAL Small Cap Stock, International, Balanced or High Yield Bond Funds' total assets) would be invested in such company; and (b) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation acquisition or reorganization; or

(15) purchase more than 10% of the outstanding voting securities of an issuer or invest for the purpose of exercising control or management.


Each of the above restrictions (1) through (15), as well as each Fund's investment objective, except for The AAL Aggressive Growth, Balanced and High Yield Bond Funds, is a fundamental policy.


INVESTMENT TECHNIQUES
We may use the following techniques described in the prospectus and Statement of Additional Information in pursuing the Funds' investment objectives.

Temporary Defensive Positions
Except for The AAL Large Company Index Fund II, The AAL Mid Cap Index Fund II and The AAL Small Cap Index Fund II, we have a temporary defensive position policy that allows us to invest up to 100% of a Fund's total assets in cash and short-term money market obligations, including tax-exempt money market funds and investment grade fixed-income securities when significant adverse market, economic, political or other circumstances require immediate action to avoid losses. Primarily, we may purchase the following types of securities for temporary defensive purposes:

o securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
o commercial paper rated at the time of purchase in the highest rating category by NRSRO's; and
o bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

For temporary defensive purposes we may invest up to 100% of The AAL International Fund's total assets in U.S. securities or in securities primarily traded in one or more foreign countries, or in debt securities to a greater extent than 20%. The AAL Large Company Index Fund II, The AAL Mid Cap Index Fund II and The AAL Small Cap Index Fund II do not engage in defensive strategies.


Temporary defensive positions are generally inconsistent with the Funds' investment objectives and may temporarily cause a Fund not to achieve its objectives.


Lending Portfolio Securities
Subject to the fundamental investment restriction (4) listed under "Investment Restrictions," we may lend a Fund's portfolio securities to broker-dealers and financial institutions, such as banks and trust companies. As the adviser, we will monitor the creditworthiness of any firm with which a Fund engages in securities lending transactions. We would continuously secure the loan by collateral in cash or cash equivalents maintained (on a current basis) in an amount equal to or greater than the market value of the securities loaned. We would continue to receive the equivalent of the interest or dividends paid by the issuer to the Fund on the securities loaned. We would also receive any additional returns, such as a fixed fee or a percentage of the collateral. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. Generally, we would not have the right to vote the Fund's loaned securities during the existence of the loan. However, we would call the loan to permit voting if, in our judgment, a material event requiring a shareholder vote would otherwise occur before the repayment date.

In the event of the borrower's default or bankruptcy, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and any losses sustained by the Fund. For example, during the period when we would seek to enforce the Fund's rights to the loaned securities, the collateral's value could decline. We might receive subnormal levels of income or no income from the loaned securities. We also would incur the expense of enforcing the Fund's rights to the loaned securities.

Repurchase Agreements and Borrowing
To earn income on available cash or for temporary defensive purposes, we may invest in repurchase agreements for the Funds. We must hold an amount of cash or government securities at least equal to the market value of the securities held pursuant to the agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, we may experience delays and expenses in liquidating the securities, declines in the securities' value and loss of interest for a Fund. We maintain procedures for evaluating and monitoring the creditworthiness of firms with which we enter into repurchase agreements for the Funds. We may not invest more than 10% of a Fund's net assets in repurchase agreements maturing in more than seven days.

We may borrow money, but only from banks and only for temporary or emergency purposes. We may not borrow more than 10% of a Fund's net assets and we must repay any amount we borrow for a Fund before we can buy additional securities.

When-Issued and Delayed Delivery Securities
We may purchase securities on a when-issued or delayed-delivery basis for a Fund, as described in the prospectus. We only purchase on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, including when-issued securities with long-term issue dates of a year or more. However, we may sell such securities before the settlement date if we deem it advisable for investment reasons.

At the time of purchase we identify liquid assets having a value at least as great as the purchase price. We have the custodian hold these securities identified throughout the period of the obligation. Purchasing on a when-issued or delayed basis as we have described may increase the Fund's net asset value fluctuation or volatility.

Illiquid and Restricted Securities
Except for The AAL Money Market Fund, we may hold up to 15% of a Fund's net assets in illiquid securities. We may hold up to 10% of The AAL Money Market Fund's net assets in restricted and other illiquid securities. Illiquid securities are securities we believe cannot be sold within seven days in the normal course of business at approximately the amount at which we have valued or priced the securities for a Fund, including securities we acquired in private placements that have restrictions on their resale ("restricted securities"). We deem time deposits and repurchase agreements maturing in more than seven days illiquid. Because an active market may not exist for illiquid securities, we may experience delays and additional cost when trying to sell illiquid securities. For more information on restricted and other illiquid securities regarding The AAL Money Market Fund, please refer to the Statement of Additional Information, "Privately Issued Securities: The AAL Money Market Fund." The Board of Trustees has established procedures for determining the liquidity of Fund securities and has delegated the day-to-day liquidity determinations to the Adviser.

Subject to the limitations for illiquid investments stated above, we may purchase liquid restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "33 Act"), without regard to the 15% or 10% limitation. Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities not registered under the 33 Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for 144A securities and the ability to liquidate these investments to satisfy redemption orders. However, an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by a Fund could adversely affect their marketability, causing us to sell the securities at unfavorable prices.

Investment Grade and Medium Grade Bond Investments

We may purchase investment grade bonds for The AAL Aggressive Growth, International, Equity Income, Balanced, High Yield Bond, Municipal Bond and Bond Funds. A debt or other fixed-income security is considered investment grade if it is rated investment grade by a NRSRO, such as BBB or better by Duff and Phelps Credit Rating Co. ("D&P") and S&P or Baa or better by Moody's. Securities rated in the fourth highest category, such as BBB by D&P or S&P or Baa by Moody's, are considered medium grade bonds and have more sensitivity to economic changes and speculative characteristics.


Rated Securities

If a NRSRO reduces or eliminates its rating of a Fund security, we do not have to sell the security. However, in consultation with the Funds' Board of Trustees, we consider such fact in determining whether we should continue to hold the security for the Fund. For The AAL Money Market Fund, we sell downgraded commercial paper to the extent required to comply with Rule 2a-7 under the 1940 Act.


At times a NRSRO changes its ratings for debt securities as a result of changes at the organization or in its rating system. When this happens, we attempt to use comparable NRSRO ratings in reassessing investments for a Fund in accord with its investment policies.

Bond Ratings

Moody's Rating Scale Definitions

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present that make long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over a long period of time may be small.

Caa: Bonds that are rated Caa have poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rate C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Rating Scale Definitions

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degrees.

A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated "BBB" has an adequate capacity to pay interest and repay principal. Whereas, it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CC, C , C: Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BBB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions likely will impair capacity or willingness to pay interest and repay principal. The "B" rating is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC: Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC: The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C: The rating "C" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation in which a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating "CI" is reserved for income bonds on which no interest is paid.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate the particular type of obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major category.

Commercial Paper Ratings

Moody's Commercial Paper Ratings

Moody's commercial paper ratings are opinions of the ability to repay punctually promissory obligations. Moody's employs the following three category designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

PRIME 1: Highest quality;

PRIME 2: Higher quality; and

PRIME 3: High quality.

S&P Commercial Paper Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

A: Issues assigned the highest rating category, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety.

A-1: The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" that possess extremely strong safety characteristics.

A-2: Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying the designation A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

Other Ratings

Moody's Municipal Note Ratings

MIG 1: This designation category denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation category denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3: This designation category denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's Ratings of the Demand Features On Variable Rate Demand Securities Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P Note Ratings

SP-1: Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2: Notes rated SP-2 have satisfactory capacity to pay principal and interest. Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment: (1) the amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note); (2) and the source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

S&P Ratings of the Demand Features on Variable Rate Demand Securities
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) options (i.e., AAA/A-1+). Normally demand notes receive note rating symbols combined with commercial paper symbols (i.e., SP-1+/A-1+).

Convertible Bonds
Except for The AAL Money Market Funds, we may invest in convertible bonds, subject to any restrictions on the quality of bonds in which a Fund may invest. We also may retain any stocks received upon conversion that do not fall within the Fund's investment parameters to: (1) permit orderly disposition; (2) establish a long-term holding basis for Federal income tax purposes; or (3) seek capital growth.

Convertible bonds are often rated below investment grade or not rated because they fall below debt obligations and just above equities in order of preference or priority on the issuer's balance sheet. Hence, any issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade debt.

Mortgage-Backed Securities

For The AAL Aggressive Growth, Balanced, High Yield Bond and Bond Funds, we may invest in mortgage-backed securities with amortizing payments consisting of both interest and principal and prepayment privileges (the ability to prepay the principal or a portion thereof without penalty). Mortgaged-backed securities represent interest in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Various government, government-related and private organizations combine these mortgages for sale to investors (i.e., the Government National Mortgage Association ("GNMA")) guarantees and issues mortgage-backed securities). Mortgage-backed securities generally provide for a "pass through" of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities. The yield on these securities applies only to the unpaid principal balance. We reinvest the periodic payments of principal and interest and prepayments, if any, in securities at the prevailing market interest rates. The prevailing rates may be higher or lower than the rate on the original investment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities tend to accelerate. Accordingly, any prepayments on mortgage-backed securities that we hold for a Fund reduce our ability to maintain positions in high-yielding, mortgage-backed securities and reinvest the principal at comparable yields for the Fund. If we buy any mortgage-backed securities for a Fund at a premium, the Fund receives prepayments, if any, at par or stated value, which lowers the return on the Fund.


High Yield Bond Market

We may invest in high risk, high yield bonds for The AAL Aggressive Growth, International, Equity Income and High Yield Bond Funds. We normally invest at least 65% of The AAL High Yield Bond Fund's total assets in such securities. As stated in the prospectus, investing in high yield bonds involves market risk. The market for high yield bonds has existed for many years and has weathered downturns. In particular during the late 1980s and early 1990s, the high yield market experienced a significant downturn. Many corporations had dramatically increased their use of high yield bonds to fund highly leveraged acquisitions and restructuring. As a result, from 1989 to 1991, the percentage of lower-quality securities that defaulted rose significantly above previous default levels. After this period, default rates decreased.


We may invest in lower-rated asset and mortgage-backed securities for The AAL High Yield Bond Fund. These securities include interests in pools of lower-rated bonds, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities (the separate income or principal components). Changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved may significantly affect the value of these bonds. Some of these securities may have structures that makes their reaction to interest rates and other factors difficult to predict, causing high volatility in their market value. These bonds also carry prepayment risk. During periods of declining interest rates, prepayment of the loans and mortgages underlying these securities tend to accelerate. Investors tend to refinance their mortgages (pay the old mortgage off with a new mortgage at a lower rate) to lower payments. Accordingly, any prepayment on the existing securities we hold for the Fund reduces our ability to maintain positions in high-yielding, mortgage-backed securities and reinvest the principal at comparable yields.

Certain high yield bonds carry particular market risks. Zero coupon, deferred interest and payment-in-kind ("PIK") bonds issued at deep discounts may experience greater volatility in market value. Asset and mortgage-backed securities, including CMOs, in addition to greater volatility, may carry prepayment risks.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities --

For The AAL Aggressive Growth, Balanced, High Yield Bond and Bond Funds, we may invest in mortgage-backed securities, including CMOs and multi-class pass-through securities. CMOs and multi-class pass-through securities are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as "derivatives."


A CMO contains a series of bonds or certificates issued in multiple classes. Each CMO class (referred to as "tranche") has a specified coupon rate and stated maturity or final distribution date. When people start prepaying the principal on the collateral underlying a CMO (such as mortgages underlying a CMO), some classes may retire substantially earlier than the stated maturity or final distribution dates. The issuer structures a CMO to pay or accrue interest on all classes on a monthly, quarterly or semi-annual basis. The issuer may allocate the principal and interest on the underlying mortgages among the classes in many ways. In a common structure, the issuer applies the principal payments on the underlying mortgages to the classes according to scheduled cash flow priorities.

There are many classes of CMOs. Interest only classes ("IOs") entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities ("mortgage assets"). Principal only classes ("POs") entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the underlying pool of mortgage assets. In addition, there are "inverse floaters," which have coupon rates that move in the reverse direction to an applicable index, and accrual (or "Z") bonds (described below).

At any one time, we may not invest more than 7.5% of a Fund's net assets in IOs, POs, inverse floaters or accrual bonds individually or more than 15% in all such obligations combined.

Inverse floating CMO classes are typically more volatile than fixed or adjustable rate CMO classes. We would only invest in inverse floating CMOs to protect against a reduction in the income earned on investments due to a predicted decline in interest rates. In the event interest rates increased, we would lose money on investments in inverse floating CMO classes. An interest rate increase would cause the coupon rate on an inverse CMO class to decrease.

Cash flow and yields on IO and PO classes are extremely sensitive to principal payment rates (including prepayments) on the underlying mortgage loans or mortgage-backed securities. For example, rapid or slow principal payment rates may adversely affect the yield to maturity of IO or PO bonds, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO bond may incur substantial losses in value due to the lost interest stream even if the IO bond has a AAA rating. If the underlying mortgage assets experience slower than anticipated prepayments of principal, the PO bond will incur substantial losses in value due to lost prepayments. Rapid or slow principal payment rates may cause IO and PO bond holders to incur substantially more losses in market value than if they had invested in traditional mortgage-backed securities. On the other hand, if interest rates rise, the value of an IO might increase and partially offset other bond value declines in a Fund's portfolio. If interest rates fall, the value of a PO might increase offsetting lower reinvestment rates in a Fund's portfolio.

An accrual or Z bondholder does not receive cash payments until one or more of the other classes have received their full payments on the mortgage loans underlying the CMO. During the period when the Z bondholders do not receive cash payments, interest accrues on the Z class at a stated rate. The accrued interest is added to the amount of principal due to the Z class. After the other classes have received their payments in full, the Z class begins receiving cash payments until it receives its full amount of principal (including the accrued interest added to the principal amount) and interest at the stated rate. Generally, the date when cash payments begin on the Z class depends on the prepayment rate of the mortgage loans underlying the CMO. A faster prepayment rate results in an earlier commencement of cash payments on the Z class. Like a zero coupon bond, during its accrual period the Z class has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining interest rates. Like a zero coupon bond, the market value of a Z class bond fluctuates more widely with changes in interest rates than would the market value of a bond from a class that pays interest currently. Changing interest rates influence prepayment rates. As noted above, such changes in prepayment rates affect the date at which cash payments begin on a Z tranche, which in turn influences its market value.

Structured Securities

We may invest in structured notes and/or preferred stocks for The AAL Aggressive Growth, International and High Yield Bond Funds. The issuer of a structured security links the security's coupon, dividend or redemption amount at maturity to some sort of financial indicator. Such financial indicators can include currencies, interest rates, commodities and indices. The coupon, dividend and/or redemption amount at maturity may increase or decrease depending on the value of the linked or underlying instrument.


Investments in structured securities involve certain risks. In addition to the normal credit and interest rate risks inherent with a debt security, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Depending on how the issuer links the coupon and/or dividend to the underlying instrument, the amount of the dividend may be reduced to zero. Any further declines in the value of the underlying instrument may then reduce the redemption amount at maturity. Structured securities may have more volatility than the price of the underlying instrument.

Variable Rate Demand Notes

We may purchase variable rate master demand notes for The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Bond and Money Market Funds. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The extent to which we can purchase these securities for The AAL Money Market Fund is subject to Rule 2a-7 under the Investment Company Act of 1940. These notes normally do not trade and there is no secondary market for the notes. However, we may demand payment of the principal for a Fund at any time. We limit our purchases of variable rate master demand notes for The AAL Money Market Fund to those: (1) rated in one of the two highest rating categories by a NRSRO; or (2) that have been issued by an issuer that has received a rating from the requisite NRSRO in the top two categories with respect to a class of short-term debt obligations that is comparable in priority and security with the instrument. If an issuer of a variable rate master demand note defaulted on its payment obligation, we might not be able to dispose of the note for a Fund due to the absence of a secondary market. We might suffer a loss to the extent of the default for the Fund. We only invest in variable rate master demand notes when we deem them to involve minimal credit risk.


Standard & Poor's Depositary Receipts ("SPDRs")

The Funds may invest in Standard & Poor's Depositary Receipts, commonly referred to as SPDRs, subject to the investment restrictions concerning investment in other mutual funds. A SPDR is a unit investment trust. In accordance with its Declaration of Trust, a SPDR is a pooled investment designed to closely track the price and yield performance of a specific index or group of securities; such as the S&P 500 Index, the S&P MidCap 400 Index, the Nasdaq 100 or the S&P SmallCap 600 Index. Each SPDR trust portfolio holds corresponding shares in all the securities of a particular index. Each SPDR share represents an undivided ownership interest in that SPDR's trust portfolio. SPDR shares trade on a secondary market, the American Stock Exchange (AMEX). Any asset-based fee charged by the sponsor of the SPDR is reimbursed by the Adviser so there is no additional cost to the Funds.


Portfolio Turnover Rates

We expect The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Mid Cap Stock, High Yield Bond, Municipal Bond and Bond Funds to have portfolio turnover greater than 100%, and the other Funds to have a portfolio turnover of less than 100%. Portfolio turnover rates over 100% are considered high. We do not calculate a portfolio turnover rate for The AAL Money Market Fund because of the short maturities of its investments. Due to the high volume of buying and selling activity in a portfolio with turnover in excess of 100%, we may pay more commissions for these Funds. We also may realize more taxable gains and losses than in portfolios with less turnover. Increased expenses and tax consequences of these trading practices may lower returns for shareholders. We may trade for a Fund at a portfolio rate significantly exceeding 100% (i.e., 600% or more for The AAL Bond Fund and 300% or more for The AAL Balanced Fund), when we believe the benefits of short-term investments outweigh any increase in transactions costs or capital gains.

For the fiscal year ended April 30, 2000, The AAL Small Cap Stock and Mid Cap Stock Funds had portfolio turnover rates of 147.01% and 142.26%, respectively. The rates reflected our growth investment styles for the Funds. The Funds also purchased stocks in initial public offerings and sold them shortly thereafter. Stock prices in initial public offerings tend to appreciate or decline significantly after the offering and then level off in price. The rates also reflect the volatility of small and mid cap stock prices.

The portfolio turnover rates for The AAL Municipal Bond and Bond Funds were 210.32% and 163.31%, respectively. The rate for The AAL Bond Fund reflects our active selection of the individual bonds that we believe provide the best income within the Fund's investment parameters at any one time. The AAL Bond Fund may have a portfolio turnover rate for the next fiscal year in excess of 300%, and as high as 600% or more. Our turnover rate for The AAL Municipal Bond Fund also reflects our active selection of the individual bonds that we believe provide the best income and chance for capital appreciation and, thus, preservation, at any one time. We try to exploit pricing inefficiencies we believe exist in the municipal securities market.

The portfolio turnover rate for The AAL High Yield Bond Fund was 53.59%. In seeking to achieve its investment objectives, we buy or sell portfolio securities whenever the portfolio manager believes it appropriate. Generally, the length of time we have owned the security in the Fund does not influence the portfolio manager's decision on when we will trade the security. From time to time, we will buy securities intending to seek short-term trading profits. As a result, The AAL High Yield Bond Fund's portfolio turnover rate may be higher than that of other mutual funds in this category. The turnover rate is not a limiting factor when considering a change in the Fund's portfolio.


Options and Futures

The Fund intend to comply with guidelines for eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

The following sections pertain to options and futures. Except for The AAL Money Market Fund, we may engage in options, futures and options on futures transactions for the Funds. We may engage in options and futures transactions for bona fide hedging and to a limited extent to enhance return. We do not use options, futures and other derivatives for speculative purposes. When entering into these transactions, we follow the SEC and the CFTC requirements and set aside liquid assets in a separate account to secure a Fund's potential obligations under such contracts. We cannot sell securities held in a segregated account while the futures or options strategy is outstanding, unless we replace such assets with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or our ability to meet redemption requests or other obligations for a Fund.


We may try to enhance returns or hedge against a decline in the value of a Fund's securities by writing (selling) and purchasing options and futures contracts. For example, during a neutral or declining market, we may gain additional income by writing options and receiving premiums for a Fund. When we write (sell) covered call options for a Fund, we forgo the opportunity to profit from increases in the market value of the underlying securities above the sum of the options' premium and the exercise price. On the other hand, we reduce the amount of any decline in the value of the underlying securities to the extent of the premium we receive from writing the call for a Fund. During a rising market, we may gain incremental income by purchasing call options and futures contracts for a Fund.

We also may use options and futures to hedge against an anticipated price increase in a security we plan to buy for a Fund. If new types of options and futures contracts become available, we may use them for the Funds. Prior to their use, however, we must obtain a determination from the Funds' Board of Trustees that their use would be consistent with the Funds' investment objectives and policies.

Options on Securities and Indexes
An option contract on a security (or index) gives the holder, in return for a premium, the right to buy from (call) or sell to (put) the option writer of the underlying security (or cash value of underlying index) at a specified exercise price at any time during the option term.

Upon exercise of a call option, the writer (seller) has the obligation to deliver the underlying security to the holder; provided the holder pays the exercise price. Upon exercise of a put option, the writer has the obligation to pay the holder the exercise price upon delivery of the underlying security.

Upon the exercise of an index option, the writer must pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is a statistical composite that measures changes in the economy or financial market, usually reflecting specified facets of a particular securities market, a specific group of financial instruments, securities or economic indicators.).

Options and futures exist on debt, equity, indexes and other securities or instruments. They may take the form of standardized contracts traded on national securities exchanges, boards of trade or similar entities. They also may trade in the over-the-counter market. Some debt instruments, such as bonds, trade with cash put options, which generally allow the holder to sell the security back to the issuer at a specified price for a specified amount of time.

When we write options, we may only write "covered" calls or puts for a Fund

A call option for a Fund is covered if we hold the security underlying the call for the Fund. Also a call option for a Fund is covered if we have an absolute and immediate right to acquire the security for the Fund without additional cash consideration upon conversion or exchange of other securities held in the portfolio. If additional cash consideration is required, we hold cash or cash equivalents in such an amount in a segregated account with the Fund's custodian. An index call option is covered if we hold cash or cash equivalents with the Fund's custodian equal to the contract value. A written call option is covered if we hold a call option on the same security or index under two conditions. The first condition is where the exercise price of the call purchased is equal to or less than the exercise price of the call written. The second conditions is where the exercise price of the call purchased is greater than the exercise price of the call written; provided that we maintain the difference with the Fund's custodian in cash or cash equivalents in a segregated account.

A put option on a security or an index is covered if we maintain cash or cash equivalents equal to the exercise price in a segregated account with the Fund's custodian. A put option is covered if we hold a put on the same security or index as the put written under two conditions. The first condition is where the exercise price of the put is equal to or greater than the exercise price of the put written. The second condition is where the exercise price of the put is less than the exercise price of the put written; provided we maintain cash or cash equivalents with the Fund's custodian in a segregated account.

Prior to the expiration or exercise of an option, we may close the option out by entering into an offsetting transaction. We would affect an offsetting transaction for a Fund by purchasing or selling an option of the same series (type, exchange, underlying security or index, exercise price and expiration). Due to market factors, we may not be able to affect a closing purchase or sale at the time we would like to for a Fund.

We realize a capital gain from a closing purchase transaction if the premium for purchasing the closing option is less than the premium received from writing the option. If the premium for purchasing the closing option is more, we realize a capital loss for the Fund. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, we realize a capital gain for the Fund. If the premium is less, we realize a capital loss for the Fund.

If an option we write for a Fund expires unexercised, we realize a capital gain equal to the premium received. If an option we purchased for a Fund expires unexercised, we realize a capital loss equal to the premium we paid for the option.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

We record a premium paid for an option purchased by us for a Fund as an asset. We record the premium received for an option written by us for a Fund as a deferred liability. We mark-to-market the value of an option purchased or written on a daily basis at the closing price on the exchange on which it traded. If the option was not traded on an exchange or a closing price was not available, we would value the option at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes
Options transactions have risks. A decision as to whether, when and how we use options involves the exercise of skill and judgment. For example, significant differences could exist between the market for the underlying security (or index) and the market for the overlying options. These differences, such as differences in the way the underlying securities are trading and the way the options on the securities are trading, could result in an imperfect correlation between the markets. As a result, we might not be able to achieve our objectives in an options transaction for the Fund. Market behavior and unexpected events may hinder well-conceived options transactions we have entered into for a Fund.

We cannot assure you that a liquid market will exist when we seek to close out an option position for a Fund. If we could not close out an option we had purchased for a Fund, we would have to exercise the option to realize any profit or let the option expire worthless. If we could not close out a covered call option that we had written for a Fund, we could not sell the underlying security unless the option had expired not exercised.

When we write a covered call option for a Fund, we forgo the opportunity to profit from increases in the covering security's market value above the sum of the premium and the call's exercise price.

If the exchange (or Board of Trade) suspends trading in an option we purchased for a Fund, we cannot enter into a closing transaction during the suspension. If the exchange imposes restrictions on the option's exercise, we might not be able to exercise an option we have purchased for a Fund. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by a Fund, movements in the index may result in a loss to a Fund. Such losses may be mitigated by changes in the value of a Fund's portfolio securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts
In addition to foreign currency futures contracts, which we discuss below, we may enter into interest rate and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement by which two parties agree to take or make delivery of an amount of cash equal to the difference between the closing value of the index on the contract's last trading day and the original price entered into for the contract. Although the index's value may reflect the value of certain underlying securities, the party responsible for delivery delivers cash (not the underlying securities).

A public market exists in futures contracts covering a number of indexes as well as other financial instruments. Such instruments include: U.S. Treasury bonds; U.S. Treasury notes; GNMA certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. Boards of trade and other issuers may develop and trade other futures contracts. As with options, if new types of futures contracts become available, we may use them for the Funds. Prior to their use, however, we must obtain a determination from the Funds' Board of Trustees that their use would be consistent with the Fund's investment objectives and policies.

We may purchase and write call and put futures options for a Fund. Our ability to write call and put futures, however, depends on whether the Commodity Futures Trading Commission grants certain regulatory relief (such as an exemption from being considered a commodities pool operator).

Options on futures possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.


As long as regulatory authorities require, we limit our use of futures and options on futures to hedging transactions and to a limited extent to enhance returns. We might use futures contracts to hedge against anticipated interest rate changes we believe might adversely affect either the value of a Fund's securities or the price of securities we intend to purchase for a Fund. Our hedging strategy may include sales of futures contracts to offset the effect of expected interest rate increases. It also may include purchases of futures contracts to offset the effect of expected interest rate declines. Although we could use other techniques to reduce a Fund's exposure to interest rate fluctuations, we may be able to hedge a Fund's exposure more effectively and perhaps at a lower cost by using futures and options on futures.


The success of any hedging technique depends on our ability to correctly predict changes in the level and direction of interest rates and other factors. Should our predictions prove incorrect, the Fund's return might be lower than it would have been had we not tried the hedging strategy. However, in the absence of the ability to hedge, we might have to take portfolio actions in anticipation of the same market movements with similar investment results at potentially greater transaction costs.

We only enter into standardized futures or options on futures contracts that trade on U.S. exchanges, boards of trade, or similar entities, or are quoted on an automated quotation system.

When we purchase or sell a futures contract for a Fund, we deposit with the custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). The exchange or board of trade on which the futures contract trades sets the margin requirement. The exchange may modify the margin requirement during the term of a futures contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract. The custodian or broker returns the margin to a Fund upon termination of the contract, assuming we have fulfilled all contractual obligations for the Fund. We expect to earn interest income on the initial margin deposit for a Fund. We value a futures contract held for a Fund on a daily basis at the official settlement price of the exchange on which it trades. Each day we pay or receive cash for the Fund, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by us for a Fund, but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, we mark-to-market a Fund's open futures positions.

We are required to deposit and maintain margin on any put and call options on futures contracts that we have written for a Fund. Such margin deposits vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the option's current market and other futures positions we hold for the Fund.

Some futures contracts call for making or taking delivery of the underlying securities. Generally we would close out these obligations prior to delivery by making offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, we realize a capital gain for the Fund. If the offsetting purchase price is more, we realize a capital loss for the Fund. Conversely, if an offsetting sale price is more than the original purchase price, we realize a capital gain for a Fund. If the offsetting sale price is less, we realize a capital loss for a Fund. We must include the transaction costs in calculating a gain or loss on the offsetting transactions.

Risks Associated with Futures

There are several risks associated with using futures contracts and options on futures. Our purchase or sale of a futures contract may result in losses in excess of the amount we invested in the futures contract for a Fund. We cannot guarantee how price movements in the market for the hedging vehicle and market for the underlying portfolio securities being hedged will correlate. Significant differences exist between the securities and futures markets that could result in an imperfect correlation. These differences could cause a given hedging strategy we have entered into for a Fund to not achieve its objectives. The degree of imperfect correlation depends on circumstances such as the variations in the speculative market demand for the futures and/or futures options contracts used to hedge the underlying portfolio securities. A decision as to whether, when and how we hedge involves the exercise of skill and judgment. Our hedges may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.


Futures exchanges may limit the amount of price fluctuation in a contract for trading in a single day. An exchange establishes a daily limit on the amount a contract's price may vary either up or down from the previous day's settlement price. Once the futures contract trades above or below the daily limit, the exchange stops trading beyond the limit. The daily limit governs price movements during a particular trading day but does not limit potential losses for the contract holders. The daily limit may prevent us from being able to liquidate an unfavorable position for a Fund. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

We cannot ensure a liquid market will exist at a time when we seek to close out a futures or futures options position for a Fund. If a liquid market did not exist, we would have to continue meeting margin requirements until we could close the position. We also cannot ensure that an active secondary market will develop or continue to exist for the futures and futures options discussed above.

Limitations on Options and Futures
We do not enter into an open futures contract position or purchase an option: the initial margin deposit plus the premiums paid less the amount by which any such position is "in the money" exceeds 5% of a Fund's net assets. A call option is "in the money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract or writing a put on a futures contract, we must maintain with the Fund's custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, we maintain with the Fund's custodian cash or cash equivalents (including any margin) equal to the amount such option is in the money until the option expires or we have entered into an offsetting transaction closing out the option for the Fund.

We may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes for a Fund, if, in the aggregate, the market value of all such open positions exceeds the current value of the Fund's portfolio. In valuing the portfolio, we have to take into account unrealized gains and losses on the open positions and adjust for the historical relative volatility of the relationship between the portfolio and the positions. To the extent we have written call options on specific securities in a Fund's portfolio, we deduct the value of those securities from the portfolio's current market value.

Taxation of Options and Futures
If we exercise a call option for a Fund, we add the premium paid for the call option to the cost of the security purchased. If we exercise a put option, we deduct the premium paid for the put option from the proceeds of the security sold. For index options and futures, which are settled in cash, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

Our entry into closing purchase transactions for a Fund results in a capital gain or loss. If an option was "in the money" when we wrote it and we held the security covering the option for more than one year before writing it for a Fund, any loss realized in a closing purchase transaction would be long-term for federal tax purposes. The holding period of the securities covering an "in the money" option does not include the time period the option was outstanding.

When we hold a futures contract for a Fund until delivery, we will realize a capital gain or loss on the futures contract. The capital gain or loss is equal to the difference between the price at the time we entered into the futures contract for the Fund and the settlement price on the earlier of the delivery notice date or expiration date. If we deliver securities for a Fund under a futures contract, we realize a capital gain or loss for the Fund on those securities.

For Federal income tax purposes, we generally recognize as income a Fund's yearly net unrealized gains and losses on its options, futures and options on futures positions ("year-end mark to market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark to market or by actual closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," we may defer the recognition of losses on certain positions (including options, futures and options on futures positions, the related securities and certain successor positions thereto) to a later taxable year for a Fund. Selling futures contracts or writing call options (or call options on futures) or buying put options (or put options on futures) for the purposes of hedging against an anticipated change in the value of a Fund's securities may affect the securities' holding period.

We distribute any recognized net capital gains for a Fund, including any recognized net capital gains (including year-end mark-to-market gains) on options and futures transactions for federal income tax purposes. We combine and distribute a Fund's capital gains on its options and futures transactions and its capital gains on other investments. We also advise shareholders on the nature of these distributions for a Fund.

Federal Tax Treatment of Forward Foreign Exchange Contracts
We may enter into certain forward foreign exchange contracts for a Fund that the Internal Revenue Service will treat as Section 1256 contracts or straddles under the Internal Revenue Code.

We must consider these Section 1256 contracts as having been closed at the end of a Fund's fiscal year and we must recognize any gains or losses on these contracts for tax purposes at that time. The IRS characterizes such gains or losses from the normal closing or settlement of such transactions as ordinary gain or loss. We are required to distribute any net gains on such transactions to the Fund's shareholders even if we have not actually closed the transaction and received cash to pay for the distribution.

We may consider forward foreign exchange contracts that offset a foreign dollar denominated bond or currency position as straddles for tax purposes. Considering these contracts as straddles allows us to defer a loss on any position in a straddle to the extent of unrealized gain in an offsetting position.

For a Fund to continue qualifying for federal income tax treatment as a regulated investment company, it must derive at least 90% of its gross income from qualifying income (i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities or currencies). Pending tax regulations could limit the extent that net gains realized from options, futures or foreign forward exchange contracts on currencies are qualifying income for purposes of 90% requirement.

FOREIGN SECURITIES
We also may invest assets of the Fund in foreign securities trading domestically through depository receipts or on a U.S. national securities exchange or Nasdaq National Market for The AAL Small Cap Stock, Mid Cap Stock and Capital Growth Funds. We do not intend to invest more than 10% of their net assets in such foreign securities. We may invest up to 20% of The AAL Bond Fund's net assets in debt securities of foreign issuers payable in U.S. dollars. We may invest in foreign securities for The AAL Balanced Fund to the extent The AAL Capital Growth and Bond Funds allow investments in foreign securities for the common stock and fixed-income sectors of the Fund, respectively. Foreign securities may present a greater degree of risk (including risks relating to tax provisions or expropriation of assets) than do securities of domestic issuers.

Foreign Securities - The AAL Technology Stock, Aggressive Growth, International, Equity Income and High Yield Bond

Funds We normally invest at least 65% of The
AAL International Fund's total assets in foreign securities primarily trading in at least 3 different countries, not including the U.S.


We may invest up to 25% of The AAL Aggressive Growth Fund's net assets in foreign securities. We may also invest up to 15% of The AAL Technology Stock and Equity Income Funds' net assets in foreign securities. We also may invest in foreign securities trading domestically through depository receipts and securities of foreign issuers traded on a U.S. national securities exchange or Nasdaq National Market without regard to the 15% limitation. For purposes of diversification for a Fund, we consider depository receipts as investments in the underlying stocks.


We may invest up to 15% of The AAL High Yield Bond Fund's net assets in foreign bonds. At this time, we intend to limit our foreign bond purchases for the Fund to those trading in the U.S.

Foreign investing involves risks in addition to the risks inherent in U.S. investing. Foreign countries tend to disseminate less public information about their issuers. Many foreign countries do not subject their companies to uniform accounting, auditing and financial reporting standards. The value of foreign investments may rise or fall because of changes in currency exchange rates. As a result, we may incur costs in converting securities denominated in foreign currencies into U.S. dollars for a Fund. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit to shareholders. When necessary, we may have more difficulty obtaining and enforcing judgments in foreign countries. We also would incur more expense. Even though we mainly intend to invest in securities trading in stable and developed countries, we still face the possibility of expropriation, confiscatory taxation, nationalization, currency blockage or political or social instability that could affect investments in such countries.

American Depository Receipts
We may invest in American Depository Receipts ("ADRs") for The AAL Technology Stock, Aggressive Growth, International and Equity Income Funds without limit. ADR facilities may be either "sponsored" or "un-sponsored." While sponsored and un-sponsored ADR facilities are similar, distinctions exist between the rights and duties of ADR holders and market practices. Sponsored facilities have the backing or participation of the underlying foreign issuers. Un-sponsored facilities do not have the participation by or consent of the issuer of the deposited shares. Un-sponsored facilities usually request a letter of non-objection from the issuer.

Holders of un-sponsored ADRs generally bear all the costs of such facility. The costs of the facility can include deposit and withdrawal fees, currency conversion and other service fees. The depository of an un-sponsored facility may not have a duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of un-sponsored ADRs do not have an obligation to disclose material information about the foreign issuers in the U.S. As a result, the value of the un-sponsored ADR may not correlate with the value of the underlying security trading abroad or any material information about the security or the issuer disseminated abroad.

Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. The sponsored agreement also allocates fees among the parties. Most sponsored agreements provide that the depository will distribute shareholder notices, voting instructions and other communications. The AAL Technology Stock, Aggressive Growth, International and Equity Income Funds may invest in sponsored and un-sponsored ADRs.

Other Foreign Investments

For The AAL Aggressive Growth and International Fund, we also may hold foreign securities in the form of American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts ("CDRs")) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets. For diversification purposes, we consider investments in ADRs, ADSs, GDRs, EDRs and CDRs as investments in the underlying stocks for the Fund.


FOREIGN CURRENCY TRANSACTIONS

Foreign Currency Spot Transactions and Forward Contracts

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, we may engage in foreign currency transactions on a spot (cash) basis for all Funds, unless there are investment restrictions to the contrary. We invest at the spot rate prevailing in the foreign currency exchange market. We also may enter into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts), subject to the segregation of assets as required under the 1940 Act.


A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date at a set price. Forward contracts principally trade in the inter-bank market and are conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.


Whenever we intend to purchase or sell a security denominated or exposed to a foreign currency for a Fund, we may want to "lock in" the U.S. dollar price of the security. We can protect a Fund by entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction. With a forward contract, we can protect the Fund against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency between the date the security is purchased or sold and the date on which the payment is made or received.

We may use forward contracts for a Fund when we believe that a particular foreign currency may suffer a substantial decline against the U.S. dollar. In this situation, we would enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated or exposed to such foreign currency. We, however, cannot precisely match the forward contract amounts and the value of the securities involved. The securities' values change as a consequence of market movements between the date we entered into the forward contract for the underlying currency and the date it matures.


Due to the fact that movement in the short-term currency market is extremely difficult to predict, successful execution of a short-term hedging strategy is highly uncertain. Therefore, we do not enter into forward contracts or maintain a net exposure to such contracts where completion would obligate us to deliver foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, we consider the long-term prospects for a particular currency. We incorporate the prospects into our overall long-term diversification strategies. However, we believe that it is important to have the flexibility to enter into such forward contracts when we determine that it is in the Fund's best interest.

At the maturity of a forward contract for a Fund, we may either: (1) sell the portfolio securities and make delivery of the foreign currency; or (2) retain the securities and terminate our contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating us to purchase, on the same maturity date, the same amount of foreign currency.

If we retain the portfolio securities and engage in an offsetting transaction for the Fund, we will incur a gain or a loss to the extent that there has been movement in forward contract prices. If we enter into an offsetting transaction, we may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when we entered into a forward contract to sell a foreign currency and the date we entered into an offsetting contract to buy a foreign currency, we will realize a gain to the extent the price of the currency we agreed to sell exceeds the price of the currency we agreed to buy. Should forward prices increase, we will suffer a loss to the extent that the price of the currency we agreed to buy exceeds the price of the currency we agreed to sell for a Fund. We may not be able to hedge against a currency devaluation at a price above the level where the market itself has anticipated the currency's devaluation.

A foreign currency hedge transactions does not protect against or eliminate fluctuations in the prices of particular portfolio securities. For example, a foreign currency hedge transaction does not prevent a security's price decline due to an issuer's deteriorating credit situation. We also cannot forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, we may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if: (1) the market value of the Fund's securities are less than the amount of the foreign currency we are obligated to deliver for the Fund; and (2) we made a decision to sell the foreign securities and make delivery of the foreign currency upon expiration of the contract for the Fund. Conversely, we may have to sell some of a Fund's foreign currency received upon the sale of a portfolio security if the market value of the Fund's securities exceed the amount of foreign currency we are obligated to deliver for the Fund. We limit our dealings in forward foreign currency exchange contracts for a Fund to the transactions described above.

Although we value the Funds' assets daily in terms of U.S. dollars, we do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. From time to time, however, we will convert a Fund's foreign currency holdings into U.S. dollars. There are costs associated with converting foreign currencies into U.S. dollars and you should be award of these costs. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to us for a Fund at one rate, while offering a lesser rate of exchange should we desire to resell that currency to the dealer for the Fund.

Options and Futures Relating to Foreign Currencies
We may purchase and sell currency futures and purchase and write currency options to increase or decrease a Fund's exposure to different foreign currencies. We also may purchase and write currency options in conjunction with the currency futures or forward contracts of the Fund's other series. The uses and risks of currency options and futures are similar to options and futures on securities or indices, as discussed above.

Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars.

The underlying instrument of a currency option generally is either a foreign currency or a currency futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency. The purchaser of a currency put option obtains the right to sell the underlying currency.


Currency futures and options values correlate with exchange rates. However, the futures and options values do not reflect other factors affecting a Fund's investment value. A currency hedge, for example, should protect a Japanese Yen-denominated security from a decline in the Yen. The currency hedge, however, will not protect the particular Fund's Yen denominated investments against a price decline in the Yen denominated security resulting from deterioration in the issuers' creditworthiness. Because the value of a Fund's investments denominated in or exposed to a foreign currency change in response to many factors other than exchange rates, we have difficulty matching the exact value of any hedge in currency options and futures to the value of our foreign investments for a Fund over time.


FOREIGN INVESTING EXPENSES
Investing in foreign securities costs more than investing in U.S. securities due generally to higher transaction costs, such as the commissions paid per share. As a result, Funds that invest in foreign securities tend to have higher expenses, particularly funds that invest primarily in foreign securities (i.e., The AAL International Fund). In addition to higher commissions, they generally have higher advisory and custodial fees. However, you may find investing in a fund that purchases foreign securities a more efficient way to invest in foreign securities than investing in individual foreign securities. Higher expenses attributable to a Fund that invests in foreign securities does not mean that the Fund has higher expenses than other funds with similar investment policies and percentages of assets invested in foreign securities.

PRIVATELY ISSUED SECURITIES:  THE AAL MONEY MARKET FUND

We may invest in securities issued by major corporations without registration under the Securities Act of 1933 for The AAL Aggressive Growth and Money Market Fund in reliance on certain exemptions, including the "private placement" exemption afforded by Section 4(2) of that Act. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must be made in an exempt transaction. This paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in it, thus providing liquidity. In our opinion (as the Adviser),
Section 4(2) paper is no less liquid or salable than commercial paper issued without legal restrictions on disposition. The secondary market for Section 4(2) paper could become illiquid if institutional participants lost interest in these investments. However, should we deem that section 4(2) paper issue is illiquid, we would purchase such security for a Fund only in accordance with our limitations on illiquid securities.


INVESTMENTS IN OTHER INVESTMENT COMPANIES

Due to the administration and distribution expenses of managing a mutual fund, our investments in other investment companies (mutual funds, which are limited by fundamental investment restriction 14 above) may cause the Funds to pay fees and expenses which are duplicative of current Fund expenses.


OTHER INVESTMENT RISKS
Each of the previously described investment techniques contains an element of risk. You should also be aware of the following risks associated with an investment in the Funds.

Interest Rate Risk
For The AAL Balanced, High Yield Bond, Municipal Bond, Bond and Money Market Funds and, to some extent, The AAL Equity Income Fund, you can expect that interest rate changes will significantly impact upon the value of your Fund investments. Interest rates are influenced by supply and demand as well as economic monetary policies. In general, a decline in prevailing interest rate levels generally will increase the value of the securities, particularly the bonds, held in a Fund's portfolio and vice versa. As a result, interest rate fluctuations will affect a Fund's net asset values but not the income received from its existing portfolio. However, changes in the prevailing interest rate level will affect the yield on subsequently purchased securities. Because yields on the securities available for purchase by the Funds will vary over time, we cannot assure a specific yield on a Fund's shares.

Longer-term bonds are more sensitive to interest rate changes than shorter-term bonds, reflecting the greater risk of holding these bonds for a longer period of time. Longer-term bond prices increase more dramatically when interest rates fall and decrease more dramatically when interest rates rise. Prices of short-term debt, such as money market instruments, are less price sensitive to interest rate changes because of their short duration. Securities that pay high dividends, like bonds, are more sensitive to interest rate levels than other equity securities that pay low dividends.

Investing in a Bond Versus Investing in a Mutual Fund

Investing in a mutual fund that owns bonds is not the same as buying an individual bond. Both bonds and funds owning bonds offer regular income. While individual bonds can offer a fixed amount of regular income until maturity, a mutual fund portfolio may include a constantly changing pool of bonds with differing interest rates, maturities and prices. Both share prices and dividends may fluctuate in a mutual fund owning bonds.

Initial Public Offerings
From time to time the Funds may invest in an initial public offering ("IPO") of a security. Investments in an IPO are made consistent with the individual Fund's investment objective and investment strategies. On occasion the Funds will participate in an oversubscribed IPO ("Hot IPO"). Because the IPO is oversubscribed, this presents the Funds with the opportunity to "flip" or trade the security at higher prices. Proceeds from the Hot IPO are distributed among the Funds consistent with the Funds' "Initial Public Offerings Policies and Procedures." Investments in IPO's and Hot IPO's may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
The Trustees and Executive Officers of the Funds and their principal occupations during the past five years are described below. Unless otherwise specified, the business address of all Trustees and Officers is 222 West College Avenue, Appleton, WI 54919-0007:

Name, Address and Age                 Position with the Funds        Principal Occupation

F. Gregory Campbell                   Trustee                        President, Carthage College
d/o/b  2/16/39
2001 Alford Park Drive
Kenosha, WI 53140

Woodrow E. Eno*                       Trustee                        Senior Vice-President
d/o/b  4/5/46                         Vice-President                 Secretary and General Counsel
                                                                     Aid Association for Lutherans

Richard L. Gady                       Trustee                        Vice-President of Public Affairs
d/o/b  2/28/43                                                       and Chief Economist, ConAgra,
One ConAgra Drive                                                    Inc. (agribusiness)
Omaha, NE 68102-5001

John O. Gilbert*                      Trustee                        President and Chief Executive Officer,
d/o/b  8/30/42                                                       Aid Association for Lutherans

John H. Pender                        Trustee                        Retired; formerly Senior Vice-President
d/o/b  5/25/30                                                       And Chief Investment Officer,
1056 S. Manzanita Ave.                                               Aid Association for Lutherans
Palm Springs, CA 92264

Edward W. Smeds                       Trustee                        Retired; President, Customer Service
d/o/b  2/15/36                                                       and Operations, Kraft Foods
10 Regent Wood Road                                                  (food and agriculture)
Northfield, IL 60093

Lawrence M. Woods                     Trustee                        Retired; formerly Executive
d/o/b  4/14/32                                                       Vice-President and Director Mobil Oil
524 Sunset Drive                                                     Corporation (oil producer)
Worland, WY 82401

Robert G. Same                        President                      Vice-President, Chief Compliance
d/o/b  7/28/45                                                       Officer and Deputy General Counsel,
                                                                     Aid Association for Lutherans;
                                                                     President, AAL Capital Management
                                                                     Corporation

James H. Abitz                        Vice-President                 Vice-President, Investments, Aid
d/o/b  5/27/45                                                       Association for Lutherans

Charles D. Gariboldi                  Treasurer                      Assistant Vice-President, Fund
d/o/b  12/31/59                                                      Accounting, Aid Association for
                                                                     Lutherans

Joseph R. Mauel                       Assistant Treasurer            Director, Fund Accounting
d/o/b  11/26/59

Todd J. Kelly                         Assistant Treasurer            Manager of Mutual Fund Accounting, Aid
d/o/b  8/15/69                                                       Association for Lutherans

Frederick D. Kelsven                  Secretary                      Assistant General Counsel, Aid
d/o/b  2/9/47                                                        Association for Lutherans;
                                                                     Vice-President and Chief Compliance
                                                                     Officer, Aetna Retirement Services
                                                                     (financial services); Director of
                                                                     Compliance, Nationwide Financial
                                                                     Services (financial services)

Steven Fredricks                      Assistant Secretary            Assistant General Counsel, Securities
d/o/b  7/25/70                                                       and Investment Law, Aid Association
                                                                     for Lutherans; Attorney, Azaria
                                                                     Financial Services, LLP (financial
                                                                     services)


* Denotes Trustees who are "interested persons" of the Funds, as defined in the Investment Company Act of 1940.

COMPENSATION TABLE

The Funds do not make payments to any of the officers for services to the Trust. The Funds, however, pay the independent Trustees (those who are not officers or employees of AAL CMC or Aid Association for Lutherans) an annual fee of $27,500. The Funds assess these fees ratably to each series of the AAL Mutual Funds. The Funds reimburse the Trustees for any expenses they may incur by reason of attending such meetings or in connection with services they may perform for The AAL Mutual Funds. For the fiscal year ended April 30, 2000, the Funds paid an aggregate of $66,065 in Trustees' fees and expenses. In addition, each Trustee of the Funds or Trust who is not affiliated with the AAL or the Adviser is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee's fees as if invested in any one of the Funds. The value of each Trustee's deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds. The Funds maintain their proportionate share of AAL's liability for the deferred fees. Fees paid to the Trustees for the fiscal year ended April 30, 2000 are set forth below.


Name, Postion                   Aggregate Compensation from Funds       Total Compensation from Funds and Fund
                                                                        Complex Paid to Trustees (1)

F. Gregory Campbell             $25,625                                 $31,875
Woodrow E. Eno                  $0                                      $0
Richard L. Gady(2)              $12,500                                 $18,750
John O. Gilbert                 $0                                      $0
John H. Pender                  $0                                      $0
Edward W. Smeds(2)              $12,500                                 $18,750
Lawrence M. Woods(2)            $12,500                                 $18,750


(1) Includes compensation received for serving as a Director of the AAL Variable Product Series Fund, Inc., a family of mutual funds that has the same Board as The AAL Mutual Funds and is also managed by AAL CMC.

(2) Payment reflects Trustee compensation that was deferred and invested into the Funds for the year ended April 30, 2000.



CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 30, 2000, the Trust's officers and Trustees owned less than 1% of the shares of any Funds. As of April 30, 2000, no account holders held in excess of 5% of any Fund's shares:


INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Please refer to our description of the adviser, advisory agreement and fees under "Management, Organization, and Capital Structure" in the prospectuses. We have incorporated the prospectuses herein by reference.

SUB-ADVISERS
The following supplements our discussion of the sub-advisers as contained in the prospectuses.

The AAL International Fund - Oechsle International Advisors, LLC
Oechsle International Advisors, LLC ("Oechsle LLC") is the sub-adviser to the International Stock Portfolio. Oechsle LLC is a Delaware limited liability company and a registered investment adviser. It has served as sub-adviser to the Fund since November 1, 1998. Oechsle LLC makes the day-to-day investment decisions for the Fund under the Board of Trustees and AAL CMC's direction and control. Oechsle LLC determines which securities to purchase and sell, arranges the purchases and sales and gives other help in formulating and implementing the investment program for the Fund. Oechsle, LLC has principal offices at One International Place, Boston, Massachusetts 02110.

The AAL Aggressive Growth Fund - Janus Capital Corporation
Janus Capital Corporation ("Janus") makes the day-to-day investment decisions for The AAL Aggressive Growth Fund under the Board of Trustees and AAL CMC's direction and control. Janus determines which securities to purchase and sell, arranges the purchases and sales and gives other help in formulating and implementing the investment program for the Fund's portfolio. Janus has its principal offices at 100 Fillmore Street, Denver, Colorado 80206-4928.

Kansas City Southern Industries, Inc. ("KCSI"), indirectly through its wholly owned subsidiary, Stilwell Financial Inc., owns approximately 81% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus owns approximately 12% of Janus voting stock, and, by agreement with KCSI, selects at least a majority of the Janus Board, subject to the approval of Stilwell Financial, which cannot be unreasonably withheld.

KCSI has announced its intention to separate its transportation and financial services businesses. KCSI anticipates the separation to be completed in July, 2000.

The AAL High Yield Bond Fund - Pacific Investment Management Company
Pacific Investment Management Company ("PIMCO") is a Delaware general partnership and is a wholly-owned subsidiary of PIMCO Advisors, L.P. ("PIMCO Advisors"). PIMCO is located at 800 Newport Center Drive, Newport Beach, California 92660. PIMCO is a money management firm and is registered as an investment adviser with the Securities and Exchange Commission

Allianz of America, Inc. ("Allianz of America") owns approximately 70% of the outstanding partnership interests in PIMCO Advisors. The remainder of the partnership interests in PIMCO Advisors are owned by Pacific Life Insurance Company ("Pacific Life"). Allianz of America is a subsidiary of Allianz AG. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities.

Significant institutional shareholders of Allianz AG currently include, among others, Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and Hypo Vereinsbank. Credit Lyonnais, Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers that might be deemed to be affiliated with these entities, such as DB Alex Brown LLC, Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Absent an SEC exemption or other relief, the Fund generally will be precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. PIMCO does not believe that the applicable restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.


AFFILIATED PERSONS
There are currently no affiliated persons of the Fund or AAL CMC, the Funds' adviser.

ADVISER FEES
The adviser, AAL CMC, furnishes and pays for all office space and facilities, equipment and clerical personnel necessary for carrying out the adviser's duties under the advisory agreement. The adviser also pays all compensation of Trustees, officers and employees of the Trust who are the adviser's affiliated persons. All costs and expenses not expressly assumed by the adviser under the advisory agreement are paid by the Funds, including, but not limited to: (a) interest and taxes; (b) brokerage commissions; (c) insurance premiums; (d) compensation and expenses of the Funds' Trustees other than those affiliated with the adviser; (e) legal and audit expenses; (f) fees and expenses of the Trust's custodian and transfer agent; (g) expenses incident to the issuance of the Trust's shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (h) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares;
(i) expenses of preparing, printing and mailing reports and notices and proxy material to the Trust's shareholders; (j) all other expenses incidental to holding meetings of the Trust's shareholders; (k) dues or assessments of or contributions to the Investment Company Institute or its successor, or other industry organizations; (l) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations that the Trust may have to indemnify its officers and Trustees with respect thereto; and (m) all expenses that the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the Act.

                              ADVISER FEES PER FUND

THE AAL TECHNOLOGY STOCK FUND                          0.75% on the average daily net assets
THE AAL AGGRESSIVE GROWTH FUND                         0.25% on average daily net assets above the sub-adviser's fee
      Sub-Adviser Fees                                       0.55% on the first $100 million
      Janus                                                  0.50% on the next $400 million
                                                             0.45% on the average daily net assets over $500 million

THE AAL SMALL CAP STOCK FUND                           0.70% on the first $200 million
                                                       0.65% on the average daily net assets over $200 million
THE AAL MID CAP STOCK FUND                             0.70% on the first $200 million
                                                       0.65% on the average daily net assets over $200 million
THE  AAL INTERNATIONAL FUND                            0.25% on average daily net assets above the sub-adviser's fee
     Sub-Adviser Fees                                        0.40% on the first $50 million
     Oechsle International Advisers                          0.35% on the average daily net assets over $50 million
THE AAL CAPITAL GROWTH FUND                            0.65% on the first $500 million
                                                       0.575% on the next $500 million
                                                       0.50% on the average daily net assets over $1 billion

THE AAL EQUITY INCOME FUND                             0.45% on the average daily net assets
THE AAL LARGE COMPANY INDEX FUND II                    0.25% on the average daily net assets
THE AAL MID CAP INDEX FUND II                          0.25% on the average daily net assets
THE AAL SMALL CAP INDEX FUND II                        0.25% on the average daily net assets
THE AAL BALANCED FUND                                  0.55% onaverage daily net assets above the sub-adviser's fee
THE AAL HIGH YIELD BOND FUND                           0.55% on the average daily net assets
       Sub-Adviser Fees                                      0.25% on the average daily net assets
       PIMCO

THE AAL MUNICIPAL BOND FUND                            0.45% on the average daily net assets
THE AAL BOND FUND                                      0.45% on the average daily net assets
THE AAL MONEY MARKET FUND                              0.50% on the first $500 million
                                                       0.45% on the average daily net assets over $500 million

The adviser may waive its advisory fees for, assume or reimburse the expenses of, any Fund at any time. As of September 1, 1997, the adviser is waiving .225 of 1% of its .50 of 1% maximum advisory fee for The AAL Money Market Fund. Effectively, the adviser is charging only a 0.275 of 1% advisory fee for the Fund. The adviser is reimbursing The AAL High Yield Bond Fund expenses in excess of 1.00% and 1.75% for Class A and Class B shares, respectively. Any fee waivers or expense assumptions the adviser makes are voluntary. The adviser may discontinue any fee waivers or expense reimbursements at any time. The following table shows the advisory fees for the past three fiscal years ended April 30, 2000, paid by each of the Funds respectively.


FUND                                              APRIL 30, 2000         APRIL 30, 1999         APRIL 30, 1998

THE AAL TECHNOLOGY STOCK FUND                     N/A                    N/A                    N/A
THE AAL AGGRESSIVE GROWTH FUND                    N/A                    N/A                    N/A
THE AAL SMALL CAP STOCK FUND                      $1,139,125             $913,406               $690,590
THE AAL MID CAP STOCK FUND                        $4,562,263             $4,027,980             $4,070,582
THE AAL INTERNATIONAL FUND                        $1,200,110             $1,050,033             $1,280,101
THE AAL CAPITAL GROWTH FUND                       $21,248,554            $16,628,122            $12,742,588
THE AAL EQUITY INCOME FUND                        $1,323,521             $1,091,335             $809,233
THE AAL LARGE COMPANY INDEX FUND II               N/A                    N/A                    N/A
THE AAL MID CAP INDEX FUND II                     N/A                    N/A                    N/A
THE AAL SMALL CAP INDEX FUND II                   N/A                    N/A                    N/A
THE AAL BALANCED FUND                             $1,280,721             $478,088               $27,618
THE AAL HIGH YIELD BOND FUND                      $816,005               $736,426               $522,217
THE AAL MUNICIPAL BOND FUND                       $2,247,970             $2,272,553             $2,163,729
THE AAL BOND FUND                                 $1,785,045             $1,858,562             $1,921,733
THE AAL MONEY MARKET FUND                         $1,685,613             $1,360,362             $1,088,957

During the fiscal year ended April 30, 2000, AAL CMC, as the adviser, voluntarily reimbursed advisory fees for the Funds. Actual advisory fees, net of reimbursements were as follows:



FUND                                                    APRIL 30, 2000

THE AAL TECHNOLOGY STOCK FUND                           N/A

THE AAL AGGRESSIVE GROWTH FUND                          N/A

THE AAL SMALL CAP STOCK FUND                            $945,778

THE AAL MID CAP STOCK FUND                              $3,924,741

THE AAL INTERNATIONAL FUND                              $1,084,827

THE AAL CAPITAL GROWTH FUND                             $20,550,870

THE AAL EQUITY INCOME FUND                              $1,149,058

THE AAL LARGE COMPANY INDEX FUND II                     N/A

THE AAL MID CAP INDEX FUND II                           N/A

THE AAL SMALL CAP INDEX FUND II                         N/A

THE AAL BALANCED FUND                                   $1,176,958

THE AAL HIGH YIELD BOND FUND                            $552,650

THE AAL MUNICIPAL BOND FUND                             $1,986,615

THE AAL BOND FUND                                       $1,484,341

THE AAL MONEY MARKET FUND                               $826,238




The sub-advisory fee for The AAL Aggressive Growth Fund is payable from the maximum 0.80% annual advisory fee paid to the adviser. The sub-advisory fee for The AAL International Fund is payable from the maximum 0.65% annual advisory fee paid to the adviser. The sub-advisory fee for The AAL High Yield Bond Fund is payable from the maximum 0.55% annual advisory fee paid to the adviser. The advisory agreement and sub-advisory agreements for The AAL Aggressive Growth, International, and High Yield Bond Funds provide that subject to Section 36 of the Act, neither the adviser nor sub-Adviser shall be liable to the Trust for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust and the performance of their duties under the advisory agreement except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the agreements.


The Trust has agreed to use its best efforts to change its name if the adviser ceases to act as such with respect to the Funds and the continued use of the Trust's present name (The AAL Mutual Funds) would create confusion in the context of the adviser or AAL's business.


The investment advisory agreement, as amended, was approved by the Board of Trustees, including a majority of the Trustees who were not interested persons (as defined in the Act) of any party to the agreement on June 2, 2000.

The advisory agreement and sub-advisory agreements will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Trustees. The vote for approval must include the approval of a majority of the Trustees who are not interested persons (as defined in the Act). The advisory and sub-advisory agreements are terminable upon assignment. The advisory agreement is also terminable at any time without penalty by the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Trust. With respect to a particular Fund, the advisory or sub-advisory agreement, if any, is terminable by the vote of a majority of the outstanding shares of such Fund. The adviser may terminate the agreement on 60 days written notice to the Trust.


CODE OF ETHICS
Rule 17j-1 promulgated under Section 17(j) of the Investment Company Act of 1940 makes it illegal for persons associated with the Fund, the adviser or sub-adviser, who have knowledge of portfolio securities trades that the Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect the Fund against such conduct, the Fund, the adviser and sub-adviser have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The code of ethics do not prohibit persons who have knowledge of the Fund's portfolio securities trades from investing in the same securities; however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the Funds' portfolio securities trades cannot use that information in a manner which is detrimental to the Fund and/or which benefits them.

12B-1 DISTRIBUTION PLAN
The Funds have adopted a distribution plan for Class A and Class B shares (the "Distribution Plan" or "Plan") pursuant to Rule 12b-1 (the "Rule") under the Act.

The Distribution Plan authorizes the distributor, AAL CMC, to make certain payments (either as a "12b-1 distribution fee" or a "service fee") to any qualified recipient. As defined in the Plan, the qualified recipient must have rendered assistance in the distribution of the Funds' shares (such as selling or placing the Funds' shares, or providing administrative assistance, such as maintaining sub-accounting or other records). The Plan authorizes the distributor to purchase advertising for the Funds' shares, to pay for sales literature and other promotional material, and to make payments to the sales personnel. The Distribution Plan does not cover Institutional shares. As a result, the Funds may not make any payments pursuant to the Plan in connection with Institutional shares.

The Funds reimburse any payments made or expenses incurred under the Plan to qualified recipients for Class A and Class B shares as follows:

Class A Shares - All Funds
In a given fiscal year, the Funds, pursuant to the Plan, pay up to a limit of
0.25 of 1% of the average net assets (0.125 of 1% for The AAL Money Market Fund) as a service fee for Class A shares. The Funds do not reimburse or pay for expenses of past fiscal years or in contemplation of expenses for future fiscal years. Since September 1, 1997, the distributor has waived 0.100 of 1% of the
0.125 of 1% maximum 12b-1 service fee for Class A shares under the Plan for The AAL Money Market Fund (prior to January 8, 1997, 12b-1 service fees for Class A shares were described as 12b-1 distribution fees), effectively charging a 0.025 of 1%, 12b-1 service fee. This continuing reimbursement (waiver) is voluntary. The distributor may modify or discontinue its reimbursements at any time.

Class B Shares - All Funds
In a given fiscal year, the Funds pay up to a limit of 0.75 of 1% of the average daily net assets as a 12b-1 distribution fee and up to a limit of 0.25 of 1% of the average daily net assets (0.125 of 1% for The AAL Money Market Fund) as a service fee for Class B shares. Pursuant to the Plan, the Funds do not reimburse or pay for expenses of past fiscal years or in contemplation of expenses for future fiscal years. Since September 1, 1997, the distributor has waived 0.100 of 1% of the 0.125 of 1% maximum 12b-1 service fee for Class B shares under the Plan for The AAL Money Market Fund, effectively charging a 0.025 of 1%, 12b-1 service fee. This continuing reimbursement (waiver) is voluntary. The distributor may modify or discontinue its reimbursements at any time.

The Plan authorizes without limit any payments by a Fund for Class A and Class B shares that are "primarily intended to result in the sale of shares" issued by a Fund within the meaning of the Rule under the Plan. Such payments shall not be included in the limitations contained in the Plan, including: (a) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (b) the costs of preparing, printing and mailing of all prospectuses to shareholders; (c) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (d) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (e) all fees and expenses relating to the qualification of the Funds and or their shares under the securities or "Blue Sky" laws of any jurisdiction;
(f) all fees under the Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (g) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance, (h) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (i) all costs of responding to telephone or mail inquiries of shareholders.

The Plan also states that the distribution costs of the Trust's Class A and Class B shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the distributor. The adviser's profits, if any, are primarily dependent on the advisory fees paid by the Funds to the adviser. If and to the extent that any investment advisory fees paid by the Funds might, in view of any excess distribution costs and the common ownership of the adviser and distributor, be considered as indirectly financing any activity primarily intended to result in the sale of shares issued by the Funds, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the Act as to any investment advisory contract to which the Trust is a party, the Board of Trustees, including its Trustees who are not "interested persons" as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Trustees"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the Act.

The Plan requires that while it is in effect, the distributor, shall report in writing at least quarterly to the Trustees, and the Trustees shall review, the following: (a) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payments were made; (b) the amounts of expenses and the purpose of each such expense; and (c) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter. The aggregate amount paid by the Funds to the distributor under the Plan for Class A shares for the fiscal year ended April 30, 2000, and the manner in which this amount was spent is as follows:

                                 CLASS A SHARES

Gross 12b-1 Fees Paid by the Funds for Class A Shares       $15,551,182

EXPENDITURES

Compensation to Registered Representatives                  $15,479,264

Other                                                       $71,918


The aggregate amount paid by the Funds to the distributor under the Plan for Class B shares for the fiscal year ended April 30, 2000 and the manner in which this amount was spent is as follows:

                                 CLASS B SHARES

Gross 12b-1 Fees Paid by the Funds for Class B Shares       $1,830,338

EXPENDITURES

Compensation to Registered Representatives                  $1,032,995

Other                                                       $797,343


Management and the Board of Trustees believe that the Distribution Plan and the service and 12b-1 fees have a positive impact on the Funds' sales and the Funds' retention of assets, both of which are beneficial to the Funds and the Funds' shareholders.

The Trust's shareholders approved the Plan at the Trust's first meeting of shareholders held on September 13, 1988. The Plan at that time and up until January 8, 1997, included only the shares now referred to as Class A shares. As of January 8, 1997, the Plan includes Class B shares. The Plan as Amended and Restated was approved by the sole shareholder of the Trust's Class B shares on January 8, 1997. The Plan will continue in effect from year-to-year only so long as such continuance is specifically approved at least annually by the Board of Trustees and the Qualified Trustees (as defined in the Plan) cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time without penalty by a vote of a majority of the Qualified Trustees. The Plan also may be terminated by the vote of the holders of a majority of the outstanding voting securities for each class of shares of the Trust. The Plan may be terminated with respect to any Fund by the vote of a majority of the outstanding shares for each class of such Fund. The Plan may not be amended to increase materially the amount of payments to be made for the separate class shares without shareholder approval of the class. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust is committed to the discretion of such disinterested Trustees. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

ADDITIONAL INFORMATION

Custodian
The custodian for the Funds is Citibank, N.A.. The custodian is responsible for holding the Funds' assets.

Administrative Services Agreement
Pursuant to an Administrative Services Agreement ("Agreement") between the Funds and AAL, effective January 1, 1999, AAL provides certain administrative, accounting and pricing services to the Funds. These administrative services include calculating the daily net asset value per class share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based on sub-adviser communications (Oechsle's communications regarding The AAL International Fund); and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Funds.

The principal reason for having AAL provide these services is cost. AAL has agreed to provide these services at rates that would not exceed the rates charged by unaffiliated vendors for similar services. The annual rates of payment approved by the Trustees presently are:


o    The AAL Technology Stock Fund $40,000
o    The AAL Aggressive Growth Fund $40,000
o    The AAL Small Cap Stock Fund - $40,000
o    The AAL Mid Cap Stock Fund - $40,000
o    The AAL International  Fund - $45,000
o    The AAL Capital Growth Fund - $40,000
o    The AAL Equity  Income Fund - $40,000
o    The AAL Large Company Index Fund II $35,000
o    The AAL Mid Cap Index Fund II $35,000
o    The AAL Small Cap Index Fund II $35,000
o    The AAL  Balanced  Fund - $40,000
o    The AAL High Yield Bond Fund - $40,000
o    The AAL  Municipal  Bond Fund - $40,000
o    The AAL Bond Fund - $40,000
o    The AAL Money Market Fund - $40,000

o    The AAL U. S. Government Zero Coupon Target Fund Series 2001 - $2,500
o    The AAL U. S. Government Zero Coupon Target Fund Series 2006 - $2,500

The Agreement continues in effect from year to year, as long as it is approved at least annually by the Funds' Board of Trustees or by a vote of the outstanding voting securities of the Funds. In either case, the Agreement must also be approved at least annually by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically if either party assigns the Agreement. The Agreement also terminates without penalty by either party on 60-days' notice. The Agreement provides that neither AAL nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Agreement.

Shareholder Maintenance Agreement
The Board of Trustees authorized the Funds to contract with AAL CMC for certain shareholder maintenance services, effective April 1, 1995. These shareholder services include answering customer inquiries regarding account status, explaining and assisting customers with the exercise of their account options and facilitating shareholder telephone transaction requests.


The annual fee payable to AAL CMC for providing such shareholder services is based upon, and limited by, the difference between the current account fees actually charged by Firstar Bank, N.A., as transfer and dividend disbursing agent, and the normal full-service fee schedule published by Firstar Bank, N.A.. The annual fee is also based on reimbursement for certain actual out-of-pocket costs including postage and telephone charges. This account differential, including reimbursement for expenses, is at an annualized rate of $3.75 per account, effective April 30, 2000. The shareholder maintenance agreement continues in effect from year to year, as long as it is approved at least annually by the Funds' Board of Trustees or by a vote of the outstanding voting securities of the Funds. In either case, the agreement must be approved annually by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement terminates automatically if either party assigns the agreement. The agreement also terminates without penalty by either party on 60-days notice. The Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Agreement. These fees are not currently assessed against the Funds but may be in the future.


Independent Accountants
The Trust's independent accountants, PricewaterhouseCoopers LLP
("PricewaterhouseCoopers"), examine the Funds' annual financial statements. PricewaterhouseCoopers also assists in the preparation of certain reports to the SEC and reviews the Trust's state and federal tax returns.

BROKERAGE ALLOCATION AND OTHER PRACTICES


AAL CMC, as the adviser, and Oechsle as the sub-adviser for The AAL International Fund, Janus as the sub-adviser for The AAL Aggressive Growth Fund, and PIMCO as the sub-adviser for The AAL High Yield Bond Fund direct the placement of orders for the purchase and sale of the Funds' portfolio securities.


The securities transaction costs for each Fund consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments generally trade on a net basis and do not involve either brokerage commissions or transfer taxes.

Occasionally, we may purchase securities directly from the issuer for a Fund. For securities traded primarily in the over-the-counter market, we deal with the sellers who make a market in the securities directly unless we can find better prices and execution available elsewhere. Such dealers usually act as principals for their own account. In placing portfolio transactions, we seek the best combination of price and execution.

In determining which brokers provide best execution, AAL CMC looks primarily at the prices quoted by the brokers. Normally, we place orders with the broker who has the most favorable prices. Ordinarily, we expect to execute securities transactions in the primary markets. In assessing the best net price, we consider all relevant factors. The relevant factors include the security market's breadth, the security's price, the broker or dealer's financial condition and execution capability and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Although we are the sole distributors for the Funds' shares, we (as the adviser) may in the future consider the willingness of particular brokers to sell the Funds' shares as a factor in the selection of brokers for the Funds' portfolio transactions. However our selection would still be subject to the overall best price and execution standard.


Assuming equal execution capabilities, we may take into consideration other factors in selecting brokers or dealers. We may consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations (specifically the quotations necessary to determine the Funds' net asset values, and other information provided to us or the sub-advisers for The AAL Aggressive Growth Fund, The AAL International Fund, and The AAL High Yield Bond Fund (or their affiliates). We may also cause a Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. We must determine, in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided. The commission must be reasonable in terms of that particular transaction or in terms of all the accounts over which we, as an adviser, exercise investment discretion. It is possible that certain of the services received by us attributable to a particular transaction benefit one or more other accounts for which we exercise investment discretion. The Funds paid the following in brokerage commissions in each of the past three fiscal years ended April 30, 2000.


                        April 30, 2000    April 30, 1999     April 30, 1998

The AAL Mutual Funds    $3,736,355        $3,693,873         $3,143,251



CAPITAL STOCK AND OTHER SECURITIES

The AAL Mutual Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Declaration also permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Pursuant to this authority, the Trustees have issued Class A, Class B and Institutional shares for the Funds, except for The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006. Each class share represents an interest in a Fund proportionately equal to the interest of each other share in its class. If the Trust liquidated the Funds' shares, all shareholders of a Fund would share pro rata in its net assets for the class available for distribution to shareholders. If the Board deems it advisable and in the best interests of shareholders, it may create additional share classes. These share classes may differ from each other only as to dividends or, as is the case with the Funds, as to assets and liabilities. Where share classes differ in regards to assets and liabilities, the different classes are referred to as the different series of the Funds (e.g., The AAL Bond Fund is a series of The AAL Mutual Funds). Within each series, the different classes of shares are referred to as different share classes, such as Class A, Class B and Institutional shares. Shares of each series are entitled to vote as a series only to the extent required by the '40 Act or as permitted by the Trustees. The Trustees allocate income and operating expenses among the different Funds' series and classes of shares fairly.

Except for the election of Trustees and ratification of the selection of independent accountants, any matter that the Funds are required to submit to the shareholders for a vote is not deemed to be effective unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each Series affected by the matter.

Except for The AAL Small Cap Stock, Mid Cap Stock, Balanced, and High Yield Bond Funds, each Fund's investment objective is a fundamental policy. As such, only a vote of a "majority of outstanding voting securities" can change a Fund's investment objective. A majority means the approval of the lesser of: (1) 67% or more of the voting securities at a meeting if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund.


PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchases and redemptions are discussed in the Prospectus under the headings; "Purchasing Shares" and "How to Redeem Shares," and that information is incorporated herein by reference.

We generally determine the Funds' net asset value only on the days when the New York Stock Exchange ("NYSE") is open for trading. We will not determine the net asset value on days when the NYSE is closed or AAL is closed. The NYSE is regularly closed on Saturdays and Sundays and on New Years' Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE closes on the preceding Friday or the following Monday, respectively.

We determine the net asset value for a Fund by adding the value of a Fund's assets, subtracting the Fund's liabilities, and dividing the balance by the total number of shares outstanding. In determining the current market value for securities traded or listed on an exchange, we use the last sale price on the exchange where the securities primarily trade. For securities that have readily available market quotations, we use an over-the-counter or exchange bid quotation. When a Fund holds securities or other assets that either do not have readily available market quotations or are restricted, we value them at fair market value, as we determine in good faith under the direction of our Board of Trustees. We may use pricing services in determining the current or fair market value of securities held in the Funds' portfolios. We value money market instruments with a remaining maturity of 60 days or less on an amortized costs basis. We comply with the SEC's requirements for using an amortized cost valuation method.

Many long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities and foreign securities do not have reliable market quotations and are not considered to be readily available for purchase or sale.

To determine the current or fair market value for debt securities, we may, and generally will, use a pricing service or services approved by the Board of Trustees. A pricing service generally will determine valuations based upon normal, institutional-size trading units of such securities using market transactions for comparable securities and various relationships between securities generally recognized by institutional traders.

We generally price foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, we may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank. The bank must be a regular participant in the foreign exchange market. We also may price foreign securities on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If management does not have any of these alternatives available or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

Foreign securities may not be traded on all days when the NYSE is open. Also, foreign securities may trade on Saturdays and other days when the NYSE is not open and when we do not calculate the Funds' net asset values. We value foreign securities primarily listed and/or traded in foreign markets at the price as of the close on its primary market. Unless we determine (under the supervision of the Board of Trustees) that material events have occurred affecting the value of a Fund's foreign securities between the time the foreign securities' primary market closed and the close of the NYSE, we will not reflect the change in the Fund's net asset value. As a result, trading on days when a Fund is not accepting purchases or redemptions may significantly affect a Fund's net asset value.

Generally, U.S. government securities and other fixed income securities complete trading at various times prior to the close of the NYSE. For purposes of computing net asset value, we use the market value of any such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between the times these markets close and the time the NYSE closes. We generally will not reflect these events in the computation of a Fund's net asset value, unless they are material. If there is a material event, we will value such securities at their fair value as determined in good faith by the Board of Trustees.

We intend to pay all redemptions in cash. We are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of a Fund during any 90-day period for any one shareholder. However, we may pay redemptions in excess of such limit in whole or part by a distribution in kind of securities. If and to the extent we redeem shares in kind, you, as a redeeming shareholder might incur brokerage fees in selling the securities received.

We reserve the right for each Fund to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of a Fund's portfolio securities or valuation of its net assets not reasonably practicable.

THE AAL MONEY MARKET FUND-AMORTIZED COST VALUATION
We value The AAL Money Market Fund's portfolio securities on the basis of their amortized cost. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In addition, if a large number of redemptions take place at a time when interest rates have increased, we may have to sell portfolio securities for a Fund prior to maturity and at a less desirable price.

Although we cannot assure you that we will be able to do so, we will use our best efforts to maintain a net asset value of $1.00 per share for purchases and redemptions of The AAL Money Market Fund. The Board of Trustees has established procedures for this purpose. These procedures require us to review the extent of any deviation in the Fund's net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should the deviation exceed 1/2 of 1% for the Fund, the Board of Trustees will promptly consider whether we should initiate efforts to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations. We maintain a dollar-weighted average portfolio maturity of 90 days or less for the Fund. We also do not purchase any instrument deemed to have a remaining maturity greater than 397 days. We limit portfolio investments, including repurchase agreements, to those dollar denominated instruments that the Board of Trustees determines present minimal credit risks pursuant to our advise as the Adviser. We also comply with the SEC requirements on the quality of certain portfolio securities for money market funds using the amortized cost method of valuation. We also comply with the SEC reporting and record keeping procedures regarding money market funds. We cannot assure you that we can maintain a constant net asset value at all times. In the event amortized cost ceases to represent fair value, the Board of Trustees will take appropriate action.

LETTER OF INTENT
Under a Letter of Intent, as described in the prospectus, shares totaling 5% of the dollar amount indicated in the letter will be held in escrow by the transfer agent in the name of the purchaser. A Letter of Intent neither obligates you to purchase nor requires us to sell the indicated amount. If you do not invest the amount indicated within the 13-month period, you, as the purchaser, are required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid. When the Letter of Intent expires, we liquidate sufficient shares in escrow to obtain the difference.

CLOSING SMALL ACCOUNTS
All AAL Mutual Funds account owners share the high cost of maintaining accounts with low balances. To reduce this cost, we reserve the right, subject to legal restrictions, if any, to close an account when, due to a redemption, its value is less than $250. This does not apply to retirement plan accounts. We will notify you in writing before closing any account, and you will have 30 days to add money to bring the balance up to $250.


TAXATION OF THE FUNDS

The following is only a summary of certain tax considerations generally affecting the Funds and shareholders. We urge you to consult your tax advisors with specific reference to your own tax situations, including state and local tax liability.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Except for The AAL Municipal Bond Fund, any dividends from net investment income and short-term capital gains (collectively "income dividends") that we distribute to you from The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Large Company Index II, Mid Cap Index II, Small Cap Index II, Balanced, High Yield Bond, Bond and Money Market Funds are taxable to you as ordinary income whether we have paid these distributions in cash or additional shares. Any long-term capital gains ("capital gains distributions") that we distribute to you from the Funds are taxable to you as long-term capital gains, whether we have paid these distributions in cash or additional shares. Long-term capital gains are treated as long-term capital gains regardless of the length of time you have owned the shares. We distribute substantially all of the Funds' net investment income and net realized long-term capital gains to avoid the imposition of federal income and excise tax liability. We pay any dividends for The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Mid Cap Stock, International, Large Company Index II, Mid Cap Index II and Small Index II Funds annually. We pay any dividends for The AAL Capital Growth Fund semi-annually and we pay any dividends for the AAL Equity Income and Balanced Funds quarterly. We accrue income dividends daily and pay any dividends monthly for The AAL High Yield Bond, Bond and Money Market Funds. We expect to distribute any capital gains annually for these Funds.

THE AAL MUNICIPAL BOND FUND DIVIDENDS, DISTRIBUTIONS AND TAXES
This Fund expects to accrue any income dividends daily and distribute any net investment income in monthly dividends. We distribute any net realized capital gains at least annually. Dividends derived from the interest earned on municipal securities constitute "exempt-interest dividends." Generally, exempt-interest dividends are not subject to federal income tax. Distributions of net realized capital gains (whether from tax-exempt or taxable securities) are taxable to shareholders. We report the federal income tax status of all distributions to shareholders annually. In the report, we allocate income dividends between tax-exempt and taxable income (if any) in approximately the same proportions as the Fund's total income during the year. Accordingly, income derived from each of these sources by the Fund may vary substantially in any particular distribution period from the allocation reported to shareholders annually.

You may not be able to deduct any interest expense you incur on money borrowed to purchase or carry shares of the Fund for federal income tax purposes. You also may be subject to state and local taxes on dividends from this Fund, including those which are exempt from federal income tax.

If you or your entity are "substantial users" (or persons who are related to "substantial users") of facilities financed by industrial revenue bonds, you or your entity should consult your tax advisers before purchasing shares of The AAL Municipal Bond Fund. The term "substantial user" is defined generally to include a "nonexempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development revenue bonds.

The 1986 Tax Reform Act subjects tax-exempt interest attributable to certain "private activity bonds" to the individual and corporate alternative minimum tax. Such tax-exempt interest includes, in the case of a regulated investment company receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that company. We limit our investment in private activity bonds to no more than 20% of the Fund's assets. Certain corporate shareholders may be subject to a federal "environmental" tax with respect to their receipt of dividends and distributions.

The use of options and futures for The AAL Municipal Bond Fund portfolio may result in taxable income. You should consult your personal tax adviser to determine the consequences of federal, state and local taxes.

THE AAL INTERNATIONAL FUND -- FOREIGN WITHHOLDING TAX
We may be subject to income and withholding taxes on income and gains derived from The AAL International Fund's investments outside the U.S. Our payment of such foreign taxes reduces the yield on investments for the Fund. Tax treaties between certain countries and the U.S. may reduce or eliminate these foreign withholding taxes. If more than 50% of the Fund's total asset value at the close of any taxable year consists of foreign corporate stocks or other securities, we may elect (for U.S. federal income tax purposes) to treat any foreign country income or withholding taxes we have paid on behalf of the Fund as paid by the Fund's shareholders. The foreign income or withholding taxes must be those that could be treated as income taxes under U.S. income tax principles. For any year we make such an election for the Fund, the shareholder must include as income (in addition to taxable dividends received) his pro rata share of such foreign income and withholding taxes. The shareholder is entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due or deduct it (as an itemized deduction) from his U.S. taxable income. Generally, this foreign tax credit is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income.

If we make the pass through election described above, the Fund's foreign income flows through to the shareholders. The Internal Revenue Service will not treat certain gains from the sale of securities and currency fluctuations as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Fund.

Corporations and individuals can use the foreign tax credit to offset only 90% of any alternative minimum tax (as computed under the Code for purposes of this limitation) imposed upon them. If we do not make the pass through election, the foreign taxes we pay for the Fund will reduce the Fund's income. Any distributions we make for the Fund will be treated as U.S. source income.

We will notify each shareholder within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, we will make the pass through election and treat any foreign taxes paid by the Fund as paid by its shareholders for that year. If we make the pass through election, we will designate the shareholder's portion of the foreign taxes paid to such country. We also will designate the portion of the Fund's dividends and distributions that represent income derived from sources within such country.

Our investments in certain foreign corporations that generate largely passive investment type income, or that hold a significant percentage of assets which generate passive income ("passive foreign investment companies" or "PFICs") are subject to special tax rules. These special tax rules are designed to prevent deferral of U.S. taxation on the Fund's share of the PFICs earnings. In the absence of certain elections to report these earnings on a current basis, we would have to report certain "excess distributions" and any gain from the disposition of PFICs stock as ordinary income. We would have to report these excess distributions and gains as ordinary income regardless of whether we actually received any distributions from the PFIC. We would have to allocate this ordinary income ratably throughout the holding period for the stocks. We would have to pay taxes for the Fund on any amounts allocable to a prior taxable year at the highest applicable tax rate from that year. We also would have to increase this rate by an interest charge determined as though the amounts were an underpayment of the tax for that year. We would have to include the amounts allocated to the year of the distribution or disposition in the Fund's net investment income for that year. To the extent the amounts allocated were distributed as a dividend to shareholders such amounts would not be taxable to the Fund.


UNDERWRITERS

The distributor, AAL CMC, is the exclusive underwriter for the Funds. The distributor has a written distribution agreement with the Funds, dated June 15, 1987, as amended. The distributor offers the Funds' shares for sale on a continuous basis through its field sales force.

CLASS A SHARES
The public offering price of a Fund's Class A share is the net asset value next computed plus a sales charge that varies based on the quantity purchased. The public offering price of a Fund's Class A share is calculated by dividing the net asset value of the Class A share being purchased by the difference (expressed as a decimal) between 100% and the sales charge percentage of the offering price applicable to the purchase (see "Purchasing Shares" in the Prospectus). The sales charge scale set forth in the prospectus applies to purchases of Class A shares of a particular Fund alone or in combination with shares of all classes of the other Funds (as noted under "Right of Accumulation") by any person, including family members who live with the purchaser (i.e., husband, wife and minor children) and bona fide trustees. The sales charge scale also applies to purchases made under the right of accumulation or letter of intent as set forth in the prospectus. The distributor offers a reduction in the sales charges for a Fund for non-profit organizations, charitable trusts, charitable remainder unitrusts, endowments, AAL branches and congregations (See "50% Reduction" in the Prospectus).

The distributor does not receive compensation in connection with redemptions and repurchases or brokerage commissions for Class A shares. The amount of underwriting commissions received and retained by the distributor for the past three years ended April 30, 1999 for Class A Shares were as follows:

                                 CLASS A SHARES

For the Fiscal Year Ended       Aggregate Commissions       Retained Commissions
April 30, 2000                  $19,149,039                 $13,962,423
April 30, 1999                  $18,088,340                 $7,783,221
April 30, 1998                  $18,026,973                 $7,289,125


CLASS B SHARES
The public offering price of a Fund's Class B shares is the net asset value (see "Purchasing Shares" in the prospectus). The aggregate redemption fees (underwriting commissions) received and retained by the distributor were as follows:

                                 CLASS B SHARES

For the Fiscal Year Ended       Aggregate Commissions       Retained Commissions
April 30, 2000                  $245,818                    $245,818
April 30, 1999                  $169,047                    $169,047
April 30, 1998                  $36,668                     $36,668


INSTITUTIONAL SHARES
The public offering price of a Fund's Institutional shares is the net asset value. The distributor began offering the Institutional shares for the Funds on December 29, 1997. For information on Institutional shares, please see the separate prospectus and statement of additional information.

CALCULATION OF PERFORMANCE DATA

From time to time we advertise the yields and total returns for the Funds' Class A and Class B shares for various investment periods. We always include uniform performance calculations based on standardized methods established by the SEC. These calculations reflect the front-end sales charge on a Class A share and the contingent deferred sales charge ("CDSC") on a Class B share. We also may include other total return information without giving effect to sales charges. Yields and total returns are calculated based on historical earnings and appreciation. We do not intend any yield or total return calculations to indicate future performance. You should consider performance information in light of: the particular Fund's investment objectives and policies; characteristics and quality of the Fund's portfolio securities; and the market conditions during the applicable period. You should not consider the performance information as a representation of what may be achieved in the future. When comparing any such performance information to published performance data for alternative investments, you should consider the differences in the methods used in calculating performance information, and the impact of taxes on alternative investments in addition to the factors listed.

STANDARDIZED PERFORMANCE INFORMATION

Average Annual Total Return
For each of the Funds, except The AAL Money Market Fund, we compute the standardized average annual total return by finding the average annual compounded rates of return for Class A and Class B shares over the 1, 5 and 10 year periods (or the portion thereof during which the Fund has been in existence) that would equate the initial amount invested in each class to the ending redeemable value according to the following formula:

P(1+T)^n = ERV

Where:

P = A hypothetical $1,000 initial payment;

T = Average annual total return for the class;

n =  Number of years;

ERV = Ending redeemable value for the class (of the hypothetical $1,000 payment) at the end of the 1, 5 and 10 year periods (or fractional portion thereof), after deduction of all non-recurring charges for the class (CDSC for Class B shares), assuming redemption at the end of the period;

^ = raised to the power of.



ANNUAL RETURNS FOR THE 1 AND 5-YEAR, 10-YEAR AND SINCE INCEPTION PERIODS ENDED APRIL 30, 2000, FOR CLASS A SHARES BASED ON GROSS AMOUNT INVESTED



The AAL Mutual Fund and   Total Return for the   Average Annual Return   Average Annual         Average Annual
Inception Date            1-Year Period          for the 5-Year Period   Return for the         Return for the
                                                                         10-Year Period         Period Since
                                                                                                Inception for Funds
                                                                                                in Existence for
                                                                                                less than 10 Years
Technology Stock          N/A                    N/A                     N/A                    N/A
7/1/00

Aggressive Growth         N/A                    N/A                     N/A                    N/A
7/1/00

Small Cap Stock           28.75%                 N/A                     N/A                    12.20%
7/1/96

Mid Cap Stock             22.19%                 16.85%                  N/A                    13.51%
6/30/93

International             18.98%                 N/A                     N/A                    10.55%
8/1/95

Capital Growth            4.92%                  23.15%                  16.97%                 N/A
7/16/87

Equity Income             (4.76)%                12.44%                  N/A                    9.67%
3/18/94

Large Company Index II    N/A                    N/A                     N/A                    N/A
7/1/00

Mid Cap Index II          N/A                    N/A                     N/A                    N/A
7/1/00

Small Cap Index II        N/A                    N/A                     N/A                    N/A
7/1/00

Balanced                  0.56%                  N/A                     N/A                    9.91%
12/29/97

High Yield Bond           (10.70)%               N/A                     N/A                    0.05%
1/8/97

Municipal Bond            (7.94)%                4.53%                   6.16%                  N/A
7/16/87

Bond                      (4.07)%                4.49%                   6.39%                  N/A
7/16/87

Annual Returns for the 1-Year and Since Inception Periods Ended April 30, 2000, for Class B Shares Based on Gross Amount Invested*

The AAL Mutual Fund and Inception Date   Total Return for the 1-Year Period     Average Annual Return for the Period
                                                                                Since Inception
Technology Stock                         N/A                                    N/A
7/1/00

Aggressive Growth                        N/A                                    N/A
7/1/00

Small Cap Stock                          27.71%                                 9.54%
1/8/97

Mid Cap Stock                            20.71%                                 11.70%
1/8/97

International                            17.44%                                 10.73%
1/8/97

Capital Growth                           3.09%                                  22.18%
1/8/97

Equity Income                            (6.71)%                                10.62%
1/8/97

Large Company Index II                   N/A                                    N/A
7/1/00

Mid Cap Index II                         N/A                                    N/A
7/1/00

Small Cap Index II                       N/A                                    N/A
7/1/00

Balanced                                 (1.26)%                                9.74%
12/29/97

High Yield Bond                          (12.38)%                               (0.00)%
1/8/97

Municipal Bond                           (9.79)%                                2.54%
1/8/97

Bond                                     (6.03)%                                3.07%
1/8/97


* There is no standardized average annual return information for the five-year and 10-year periods, which is based on gross amount invested, available for Class B shares. Class B shares first became available to investors on January 8, 1997.

Current Yield
We base current yield quotations for the Funds, except The AAL Money Market Fund, on a 30-day (or one-month) period. We compute the current yield by dividing the net investment income per share for each class earned during the period by the maximum offering price per share for each class on the last day of the period, according to the following formula:

Yield 2[((a - b)/(cd) + 1)^6 - 1]

Where:

a = Dividends and interest earned by the Class during the period;

b = Expenses accrued by the Class for the period (net of reimbursements);

c = The average daily number of shares outstanding for the Class during the period that were entitled to receive dividends; and

d = the maximum offering price per share for the Class on the last day of the period.

^ = to the power of.

For purposes of this calculation, we determine the income earned on debt obligations by applying a calculated yield-to-maturity percentage to the obligations held during the period. We calculate the Interest earned on mortgage-backed securities by using the coupon rate and principal amount after adjustment for a monthly pay down. We determine the income earned on stocks by using the stated annual dividend rate applied over the performance period. The current yields for The AAL Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond and Bond Funds for the 30-day period ended April 30, 2000, for Class A shares were:


The AAL Technology Stock                                     N/A
The AAL Aggressive Growth                                    N/A
The AAL Small Cap Stock Fund                                 (0.50)%
The AAL Mid Cap Stock Fund                                   0.06%
The AAL International Fund                                   (0.09)%
The AAL Capital Growth Fund                                  0.34%
The AAL Equity Income Fund                                   1.34%
The AAL Large Company Index II                               N/A
The AAL Mid Cap Index II                                     N/A
The AAL Small Cap Index II                                   N/A
The AAL Balanced Fund                                        3.02%
The AAL High Yield Bond Fund                                 10.84%
The AAL Municipal Bond Fund                                  4.73%
The AAL Bond Fund                                            6.53%


The current yields for the AAL Small Cap Stock, Mid Cap Stock, International, Equity Income, Balanced, High Yield Bond, Municipal Bond and Bond Funds for the 30-day period ended April 30, 200, for Class B shares were:


The AAL Technology Stock                                     N/A
The AAL Aggressive Growth                                    N/A
The AAL Small Cap Stock Fund                                 (1.57)%
The AAL Mid Cap Stock Fund                                   (1.02)%
The AAL International Fund                                   (1.08)%
The AAL Capital Growth Fund                                  (0.82)%
The AAL Equity Income Fund                                   0.35%
The AAL Large Company Index II                               N/A
The AAL Mid Cap Index II                                     N/A
The AAL Small Cap Index II                                   N/A
The AAL Balanced Fund                                        2.21%
The AAL High Yield Bond Fund                                 10.66%
The AAL Municipal Bond Fund                                  4.05%
The AAL Bond Fund                                            5.82%


When we are advertising yield for a Fund, we will not advertise a one-month or a 30-day period that ends more than 45 days before the date on which the advertisement is published.

Tax Equivalent Yield - The AAL Municipal Bond Fund
We calculate a tax equivalent yield for The AAL Municipal Bond Fund based on a 30-day (or one-month) period for Class A and Class B shares. We compute the tax equivalent yield by dividing the portion of the Fund's yield for the share class (computed as described above) that is tax-exempt by one minus a stated income tax rate and adding the quotient to the portion of the yield that is not tax exempt. The formula for computation of the tax equivalent yield is:

X = ( N/1-F) + T

Where:

N = % of yield for the class derived from tax-exempt income;

F = federal income tax rate; and

T = % of yield for the class derived from taxable income.


The tax equivalent yield at 31% tax rate for the 30-day period ended April 30, 2000, for a Class A share and a Class B share for The AAL Municipal Bond Fund were 6.86% and 5.87%, respectively.


Current and Effective Yield - The AAL Money Market Fund
We may quote a current or effective yield for The AAL Money Market Fund's Class A and Class B shares from time-to-time. The current yield is an annualized yield based on the net change in account value for each class for a seven-day period. The effective yield is an annualized yield based on a daily compounding of the current yield for each share class. We compute these yields by first determining the "Net Change in Account Value" for each share class for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value always equals the total dividends declared with respect to the account. We compute the yields for each share class as follows:

Current Yield = (Net Change in Account Value per Class/Beginning Account Value
                 per Class) x (365/7)

Effective Yield = [(Net Change in Account Value per Class/Beginning Account
                    Value per Class)]^(365/7) + 1] - 1


For the seven-day period ended April 30, 2000, the current and effective yields of The AAL Money Market Fund for Class A shares were 5.47% and 5.62%, respectively, and for Class B shares 4.39% and 4.48%, respectively.


Normal changes in the income earned and expenses affect the Fund's yield. Also, any efforts we undertake to restrict or supplement the Fund's dividends to maintain its net asset value at $1.00 will affect the Fund's yield. (See "Net Asset Value" in the prospectus and in this statement of additional information.). Any portfolio changes we make due to net purchases or redemptions will affect the Fund's yield. Accordingly, the Fund's yield may vary from day to day. The yield stated for a particular past period is not a representation as to its future yield. We do not guarantee the Fund's yield and the Fund's principal is not insured. Although there is no assurance that we will be able to do so, we use our best efforts to maintain a net asset value of $1.00 per share for the Fund.

Other Performance Information
We may from time to time, include in the Funds' sales literature and advertisements: (1) total return quotations computed for different time periods or by a method that differs from the computations described in the section above for Class A and B shares; (2) calculations of the growth of an investment (or series of investments), at various assumed interest rates and compounding, to show the effect of the length of time, interest rate and/or tax deferral on an investment for Class A and B shares; (3) illustrate the concepts of asset allocation by use of hypothetical case studies using various risk levels and life cycles, as well as illustrating the effect of various tax brackets and tax deferrals on hypothetical systematic investing for Class A and Class B shares; and (4) performance relative to the performance of other investments such as stocks, bonds, closed end funds, certificates of deposit, as well as various indices such as the Consumer Price Index and indices generated by lbbotson & Associates and Chase Global Data and Research Products for Class A and B shares.

Average Annual Total Return on Net Amount Invested
Except for The AAL Money Market Fund, we may advertise an average annual total return calculation for Class A and Class B shares for any appropriate time period, based upon the value of a net investment in the Fund for the class. We deduct the maximum sales charge for Class A shares and deduct the CDSC for Class B shares. We advertise average annual total return for net amount invested according to the following formula:

P(1+T)^n = ERV

Where:

P = A hypothetical $1,000 initial payment (the hypothetical initial net investment after deduction of the sales load);

T = Average annual total return for the class;

n = Number of years;

ERV = Ending redeemable value for the class (of the hypothetical $1,000 payment) at the end of the 1, 5 and 10 year periods (or fractional portion thereof), after deduction of all non-recurring charges for the class (CDSC for Class B shares), assuming redemption at the end of the period;

^ = raised to the power of.


Annual Returns for the 1-Year, 5-Year, 10-Year and Since Inception Periods Ended April 30, 2000, for Class A Shares Based on Net Amount Invested



The AAL Mutual Fund and   Total Return for the   Average Annual Return   Average Annual         Average Annual
Inception Date            1-Year Period          for the 5-Year Period   Return for the         Return for the
                                                                         10-Year Period         Period Since
                                                                                                Inception for Funds
                                                                                                in Existence for
                                                                                                less than 10 Years

Technology Stock          N/A                    N/A                     N/A                    N/A
7/1/00

Aggressive Growth         N/A                    N/A                     N/A                    N/A
7/1/00

Small Cap Stock           34.07%                 N/A                     N/A                    13.41%
7/1/96

Mid Cap Stock             27.29%                 17.82%                  N/A                    14.20%
6/30/93

International             23.91%                 N/A                     N/A                    11.51%
8/1/95

Capital Growth            9.28%                  24.16%                  17.45%                 N/A
7/16/87

Equity Income             (0.80)%                13.35%                  N/A                    10.41%
3/18/94

Large Company Index II    N/A                    N/A                     N/A                    N/A
7/1/00

Mid Cap Index II          N/A                    N/A                     N/A                    N/A
7/1/00

Small Cap Index II        N/A                    N/A                     N/A                    N/A
7/1/00

Balanced                  4.78%                  N/A                     N/A                    11.87%
12/29/97

High Yield Bond           (7.00)%                N/A                     N/A                    1.30%
1/8/97

Municipal Bond            (4.09)%                5.39%                   6.59%                  N/A
7/16/87

Bond                      (0.11)%                5.34%                   6.83%                  N/A
7/16/87

Annual Returns for the 1-Year and Since Inception Periods Ended April 30, 2000, for Class B Shares Based on Net Amount Invested*

The AAL Mutual Fund and Inception Date   Total Return for the 1-Year Period     Average Annual Return for the Period
                                                                                Since Inception

Technology Stock                         N/A                                    N/A
7/1/00

Aggressive Growth                        N/A                                    N/A
7/1/00

Small Cap Stock                          32.71%                                 10.02%
1/8/97

Mid Cap Stock                            25.71%                                 12.16%
1/8/97

International                            22.44%                                 11.20%
1/8/97

Capital Growth                           8.09%                                  22.55%
1/8/97

Equity Income                            (1.80)%                                11.09%
1/8/97

Large Company Index II                   N/A                                    N/A
7/1/00

Mid Cap Index II                         N/A                                    N/A
7/1/00

Small Cap Index II                       N/A                                    N/A
7/1/00

Balanced                                 3.74%                                  10.86%
12/29/97

High Yield Bond                          (7.65)%                                0.60%
1/8/97

Municipal Bond                           (4.99)%                                3.11%
1/8/97

Bond                                     (1.09)%                                3.63%
1/8/97


* There is no standardized average annual return information for the five-year and 10-year periods, which is based on gross amount invested, available for Class B shares. Class B shares first became available to investors on January 8, 1997.

INDEX INFORMATION

The S&P 500 Index
The S&P 500 Index is a broad index of larger capitalization stocks. It is composed of 500 common stocks representing more than 70% of the total market value of all publicly traded common stocks. The index is constructed by Standard & Poor's, which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on the U.S. stock exchanges are included in the index. Most stocks in the index are listed on the New York Stock Exchange. A much smaller number come from the American Stock Exchange and the over-the-counter market. The index is capitalization-weighted, --that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. Market capitalizations of stocks in the index as of December 1998, range from $487 million to $345.8 billion. The median capitalization was $7.75 billion. S&P periodically makes additions and deletions to the index. Selection of a stock for inclusion in the S&P 500 Index in no way implies an opinion by Standard & Poor's as to its attractiveness as an investment.

The S&P MidCap 400 Index
The S&P MidCap 400 Index is a capitalization weighted index of 400 domestic stocks chosen for market size, liquidity and industry representation. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market share value, which is share price times the number of shares outstanding. These are summed up for all 400 stocks and divided by a predetermined base value. The base value for the Standard & Poor's MidCap 400 Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights and substitutions, as well as other activities.

The S&P SmallCap 600 Index
The S&P SmallCap 600 Index is a capitalization weighted index of 600 domestic stocks chosen for market size, liquidity and industry representation. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market share value, which is share price times the number of shares outstanding. These are summed up for all 600 stocks and divided by a predetermined base value. The base value for the Standard & Poor's SmallCap 600 Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights and substitutions, as well as other activities.

Disclaimers and Limitations of Liabilities of Standard & Poor's
The disclaimers and limitations set forth below are set forth in a contract between Standard & Poor's and AAL CMC. The Product refers to the Large Company Index Fund and the Mid Cap Index Fund, and the Licensee refers to AAL CMC. Standard & Poor's requires that such disclaimers be disclosed in this Registration Statement.

The Product is not sponsored , endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P, the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index which is determined, composed and calculated by S&P without regard to Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index. S&P is not responsible for, and has not participated in the determination of the prices and amount of the Product or timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P does not guarantee the accuracy and/or the completeness of the the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index, or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to the results obtained by Licensee, owners of the Product or any other person or entity from the use of the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index, or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index, or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

OTHER PERFORMANCE INFORMATION
Performance information for Class A and B shares for the Funds may be compared to various unmanaged indexes, such as Morgan Stanley's EAFE and World, Dow Jones Industrial and Averages, the S&P 500, S&P MidCap 400, S&P Small Cap or Lehman Brothers High Yield Index, Lehman Brothers Aggregate or other Lehman Bond Indexes, as well as indices of similar mutual funds, and various foreign country and currency indices. The Funds may include in their advertising rankings published by recognized statistical services or publishers such as Morningstar, Lipper Analytical Services, Inc., Weisenberger Investment Companies Services or rankings shares published by other comparable national services that rank mutual funds. They also may use information from publications such as Barron's, Business Week, The Economist, Financial World, Forbes, Fortune, Kiplinger's Personal Finance, Money, Smart Money, the Star, The Wall Street Journal or Worth, and from videotapes of television shows and interviews involving investment experts, including employees of the adviser and/or sub-adviser for The AAL International Fund. Advertisements may depict performance graphically.


FINANCIAL STATEMENTS



The AAL Mutual Funds (Trust) has filed audited financial statements, notes to financial statements and report of independent accountants for the Trust for the fiscal year ended April 30, 2000, which are incorporated by reference from the Annual Report to Shareholders dated April 30, 2000, into this Statement of Additional Information. These include the audited financial statements below:


1. Schedules of Investments as of April 30, 2000.
2. Statement of Assets and Liabilities as of April 30, 2000.
3. Statement of Operations for fiscal year ended April 30, 2000.
4. Statement of Changes in Net Assets for fiscal year ended April 30, 2000.
5. Notes to Financial Statements